PREFERRED STOCK AND WARRANTS

                               PURCHASE AGREEMENT

                              DATED MARCH 29, 1998

                      BETWEEN TRM COPY CENTERS CORPORATION

                     AND READYCASH INVESTMENT PARTNERS, L.P.
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                                TABLE OF CONTENTS

1.   Authorization and Closing................................................ 1
     1.1   Authorization of the Preferred Stock and the Warrants.............. 1
     1.2   Purchase and Sale of the Preferred Stock and the Warrants.......... 1
     1.3   The Closing........................................................ 1

2.   Conditions of Purchaser's Obligation at the Closing...................... 2
     2.1   Representations and Warranties; Covenants.......................... 2
     2.2   Articles of Amendment.............................................. 2
     2.3   Investor's Rights Agreement........................................ 2
     2.4   Consents and Approvals............................................. 2
     2.5   Shareholder Approval............................................... 2
     2.6   Opinion of the Company's Counsel................................... 2
     2.7   Closing Documents.................................................. 2
     2.8   Proceedings........................................................ 3
     2.9   Waiver............................................................. 3

3.   Conditions of the Company's Obligations at Closing....................... 3
     3.1   Representations and Warranties; Covenants.......................... 3
     3.2   Consents and Approvals............................................. 3
     3.3   Shareholder Approval............................................... 4

4.   Transfer of Restricted Securities........................................ 4
     4.1   General Provisions................................................. 4
     4.2   Opinion Delivery................................................... 4
     4.3   Legend Removal..................................................... 4

5.   Representations and Warranties of the Company............................ 4
     5.1   Organization, Corporate Power and Licenses......................... 4
     5.2   Capital Stock and Related Matters.................................. 5
     5.3   Subsidiaries; Investments.......................................... 6
     5.4   Authorization; No Breach........................................... 6
     5.5   Financial Statements............................................... 6
     5.6   Absence of Undisclosed Liabilities................................. 7
     5.7   No Material Adverse Change......................................... 7
     5.8   Assets............................................................. 7
     5.9   Tax Matters........................................................ 7
     5.10  Contracts and Commitments.......................................... 8
     5.11  Intellectual Property Rights....................................... 8
     5.12  Litigation, etc.................................................... 9
     5.13  Brokerage.......................................................... 9
     5.14  Governmental Consent, etc.......................................... 9
     5.15  Employees.......................................................... 9

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     5.16  Employee Benefit Plans.............................................10
     5.17  Compliance with Laws...............................................10
     5.18  Reports with the Securities and Exchange Commission................10
     5.19  Disclosure.........................................................10
     5.20  Closing Date.......................................................10
     5.21  Forward-Looking Information........................................11

6.   Definitions..............................................................11
     6.1   Definitions........................................................11

7.   Covenants................................................................13
     7.1   Covenant to Seek Shareholder Approval..............................13
     7.2   Agreement by Directors to Vote Shares..............................13
     7.3   Stock Option Agreement.............................................13
     7.4   Covenant to Increase Authorized Capital Stock......................13
     7.5   Capitalization of  Purchaser.......................................14
     7.6   Board of Directors.................................................14

8.   Miscellaneous............................................................15
     8.1   Purchaser's Representations........................................15
     8.2   Survival of Representations and Warranties.........................16
     8.3   Successors and Assigns.............................................16
     8.4   Expenses...........................................................16
     8.5   Severability.......................................................16
     8.6   Counterparts.......................................................17
     8.7   Descriptive Headings; Interpretation...............................17
     8.8   Governing Law......................................................17
     8.9   Notices............................................................17
     8.10  Indemnification....................................................18
     8.11  Termination........................................................19
     8.12  Termination Fees and Expenses......................................19

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                          TRM COPY CENTERS CORPORATION

                          PREFERRED STOCK AND WARRANTS
                               PURCHASE AGREEMENT


          THIS AGREEMENT is made as of March 29, 1998, between TRM Copy Centers Corporation, an Oregon corporation (the "Company"), and ReadyCash Investment Partners, L.P., a Delaware limited partnership ("Purchaser"). Except as otherwise indicated herein, capitalized terms used herein are defined in Section 6 hereof.

          The parties hereto agree as follows:

Section 1. Authorization and Closing.

     1.1 Authorization of the Preferred Stock and the Warrants. The Company shall authorize the issuance and sale to Purchaser of (i) 1,777,778 shares of its Series A Preferred Stock (the "Series A Preferred"), having the rights and preferences set forth in Exhibit A attached hereto, and (ii) the warrants to purchase 500,000 shares of Company Common Stock in the forms attached hereto as Exhibit B-1 and Exhibit B-2 (the "Warrants"). The Series A Preferred is convertible into shares of the Company's Common Stock (the "Common Stock"). The Series A Preferred is referred to herein as the "Preferred Stock."

     1.2 Purchase and Sale of the Preferred Stock and the Warrants. At the Closing, the Company shall sell to Purchaser and, subject to the terms and conditions set forth herein, Purchaser shall purchase from the Company 1,777,778 shares of Series A Preferred and the Warrants at an aggregate price of $20,000,000.

     1.3 The Closing. The closing of the purchase and sale of the Preferred Stock and the Warrants (the "Closing") shall take place at the offices of Stoel Rives LLP, 900 S.W. Fifth Avenue, Suite 2300, Portland, Oregon at 2:00 p.m. Pacific Time (1) on or before May 4, 1998, if no vote of the Company's shareholders is required for the consummation of the transactions contemplated by this Agreement, (2) on the day on which the Company's shareholders approve the transactions contemplated by this Agreement, if a vote of the Company's shareholders is required, or (3) at such other place or on such other date as may be mutually agreeable to the Company and Purchaser. At the Closing, the Company shall deliver to Purchaser a stock certificate evidencing the Preferred Stock to be purchased by Purchaser and the Warrants to be purchased by Purchaser, registered in Purchaser's name, upon payment of the purchase price thereof by a cashier's or certified check, or by wire transfer of immediately available funds pursuant to written instructions provided by the Company to Purchaser prior to the Closing, in the total amount of $20,000,000.

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Section 2. Conditions of Purchaser's Obligation at the Closing.

The obligation of Purchaser to purchase and pay for the Preferred Stock and the Warrants at the Closing is subject to the satisfaction as of the Closing of the following conditions:

     2.1 Representations and Warranties; Covenants. The representations and warranties contained in Section 5 hereof shall be true and correct in all material respects at and as of the Closing as though then made, except to the extent of changes caused by the transactions expressly contemplated herein, and the Company shall have performed in all material respects all of the covenants required to be performed by it hereunder prior to the Closing.

     2.2 Articles of Amendment. The Company shall have duly adopted, executed and filed with the Secretary of State of Oregon Articles of Amendment to its Restated Articles of Incorporation establishing the terms and the relative rights and preferences of the Preferred Stock in the form set forth in Exhibit A hereto (the "Articles of Amendment"), and the Company shall not have adopted or filed any other document designating terms, relative rights or preferences of its preferred stock. The Articles of Amendment shall be in full force and effect as of the Closing under the laws of Oregon and shall not have been amended or modified.

     2.3 Investor's Rights Agreement. The Company and Purchaser shall have entered into an investor's rights agreement in form and substance as set forth in Exhibit C attached hereto (the "Investor's Rights Agreement"), and the Investor's Rights Agreement shall be in full force and effect as of the Closing.

     2.4 Consents and Approvals. The parties shall have made all filings and received all approvals of any governmental or regulatory agency of competent jurisdiction necessary in order to consummate the transactions contemplated by this Agreement, including without limitation, expiration or termination of the waiting period for any filing required under the Antitrust Improvements Act of 1976, as amended (the "HSR Filing"), and each of such approvals shall be in full force and effect at the Closing and not subject to any condition which requires the taking or refraining from taking of any action which would have a material adverse effect on either of the parties.

     2.5 Shareholder Approval. To the extent required by the Nasdaq Stock Market, the transactions contemplated by this Agreement shall have been approved by shareholders of the Company.

     2.6 Opinion of the Company's Counsel. Purchaser shall have received from Stoel Rives LLP, counsel for the Company, an opinion with respect to the matters set forth in Exhibit D attached hereto, which shall be addressed to Purchaser, dated the date of the Closing and in form and substance satisfactory to Purchaser.

     2.7 Closing Documents. The Company shall have delivered to Purchaser all of the following documents:

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          2.7.1 an Officer's Certificate, dated the date of the Closing, stating that the conditions specified in Section 1 and paragraphs 2.1 through 2.5, inclusive, have been fully satisfied;

          2.7.2 certified copies of the resolutions duly adopted by the Company's board of directors authorizing the execution, delivery and performance of this Agreement, the Investor's Rights Agreement and each of the other agreements contemplated hereby, the filing of the Articles of Amendment, the issuance and sale of the Preferred Stock, the issuance and sale of the Warrants, the reservation for issuance upon conversion of the Preferred Stock and exercise of the Warrants an aggregate of 1,833,333 shares of Common Stock and the consummation of all other transactions contemplated by this Agreement;

          2.7.3 certified resolutions, duly adopted by the shareholders, approving transactions contemplated by the Agreement, if such approval is necessary;

          2.7.4 certified copies of the Restated Articles of Incorporation, as amended, the Articles of Amendment and the Company's bylaws, each as in effect at the Closing; and

          2.7.5 copies of all third party and governmental consents, approvals and filings required in connection with the consummation of the transactions hereunder (including, without limitation all blue sky law filings).

     2.8 Proceedings. All corporate and other proceedings taken or required to be taken by the Company in connection with the transactions contemplated hereby to be consummated at or prior to the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to Purchaser and its counsel.

     2.9 Waiver. Any condition specified in this Section 2 may be waived if consented to by Purchaser; provided that no such waiver shall be effective against Purchaser unless it is set forth in a writing executed by Purchaser.

Section 3. Conditions of the Company's Obligations at Closing

The obligation of the Company to issue and sell the Preferred Stock and the Warrants at the Closing is subject to the satisfaction as of the Closing of the following conditions:

     3.1 Representations and Warranties; Covenants. The representations and warranties contained in Section 8 hereof shall be true and correct in all material respects at and as of Closing as though then made, except to the extent of changes caused by the transactions expressly contemplated herein, and Purchaser shall have performed in all material respects all of the covenants required to be performed by it hereunder prior to the Closing.

     3.2 Consents and Approvals. The parties shall have made all filings and received all approvals of any governmental or regulatory agency of competent jurisdiction necessary in order to consummate the transactions contemplated by this Agreement, including without limitation,

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expiration or termination of the waiting period for the HSR Filing, and each of such approvals shall be in full force and effect at the Closing and not subject to any condition which requires the taking or refraining from taking of any action which would have a material adverse effect on either of the parties.

     3.3 Shareholder Approval. To the extent required by the Nasdaq Stock Market, the transactions contemplated by this Agreement shall have been approved by shareholders of the Company.

Section 4. Transfer of Restricted Securities.

     4.1 General Provisions. Restricted Securities are transferable only pursuant to (i) public offerings registered under the Securities Act, (ii) Rule 144 of the Securities and Exchange Commission (or any similar rule or rules then in force) if such rule is available and (iii) subject to the conditions specified in paragraph 4.2 below, any other legally available means of transfer.

     4.2 Opinion Delivery. In connection with the transfer of any Restricted Securities (other than a transfer described in paragraph 4.1 (i) or (ii) above), the Purchaser shall deliver written notice to the Company describing in reasonable detail the transfer or proposed transfer, together with an opinion of counsel in form and substance satisfactory to the Company's counsel to the effect that such transfer of Restricted Securities may be effected without registration of such Restricted Securities under the Securities Act. In addition, if the Purchaser delivers to the Company an opinion of counsel in form and substance satisfactory to the Company's counsel that no subsequent transfer of such Restricted Securities shall require registration under the Securities Act, the Company shall promptly upon such contemplated transfer deliver new certificates for such Restricted Securities which do not bear the Securities Act legend set forth in paragraph 7.1.8. If the Company is not required to deliver new certificates for such Restricted Securities not bearing such legend, the holder thereof shall not transfer the same until the prospective transferee has confirmed to the Company in writing its agreement to be bound by the conditions contained in this paragraph and paragraph 7.1.7. The cost of obtaining any opinion contemplated by this paragraph 4.2 (excluding fees paid to the Company's Counsel) shall be borne by the holder of the Restricted Securities being transferred.

     4.3 Legend Removal. If any Restricted Securities become eligible for sale pursuant to Rule 144(k), the Company shall, upon the request of the holder of such Restricted Securities, remove the legend set forth in paragraph 8.1.8 from the certificates for such Restricted Securities.

Section 5. Representations and Warranties of the Company.

As a material inducement to the Purchaser to enter into this Agreement and purchase the Preferred Stock and the Warrants hereunder, the Company hereby represents and warrants that:

     5.1 Organization, Corporate Power and Licenses. The Company is a corporation duly organized and validly existing under the laws of Oregon and is qualified to do business in every

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jurisdiction in which its ownership of property or conduct of business requires it to qualify. The Company possesses all requisite corporate power and authority and all material licenses, permits and authorizations necessary to own and operate its properties, to carry on its businesses as now conducted and to carry out the transactions contemplated by this Agreement. The copies of the Company's and each Subsidiary's charter documents and bylaws which have been furnished to the Purchaser reflect all amendments made thereto at any time prior to the date of this Agreement and are correct and complete.

     5.2 Capital Stock and Related Matters.

          5.2.1 As of the Closing and immediately thereafter, the authorized capital stock of the Company shall consist of (a) 5,000,000 shares of preferred stock, of which 1,777,778 shares shall be designated as Series A Preferred, and (b) 10,000,000 shares of Common Stock, of which 6,984,141 shares shall be issued and outstanding and 1,833,333 shares shall be reserved for issuance upon conversion of the Preferred Stock and exercise of the Warrants. As of the Closing, neither the Company nor any Subsidiary shall have outstanding any stock or securities convertible or exchangeable for any shares of its capital stock or con taining any profit participation features, nor shall it have outstanding any rights or options to subscribe for or to purchase its capital stock or any stock or securities convertible into or exchangeable for its capital stock or any stock appreciation rights or phantom stock plans, except for the Preferred Stock and except as set forth on the attached "Capitalization Schedule." The Capitalization Schedule accurately sets forth the following information with respect to all outstanding options and rights to acquire the Company's capital stock: the holder, the number of shares covered, the exercise price and the expiration date. As of the Closing, neither the Company nor any Subsidiary shall be subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock or any warrants, options or other rights to acquire its capital stock, except as set forth on the Capitalization Schedule. As of the Closing and upon payment of the purchase price for the Series A Preferred, all of the outstanding shares of the Company's capital stock, including the Series A Preferred and Common Stock issuable upon conversion thereof, shall be validly issued, fully paid and nonassessable.

          5.2.2 There are no statutory or, to the best of the Company's knowledge, contractual shareholders' preemptive rights or rights of refusal with respect to the issuance of the Preferred Stock or the Warrants hereunder or the issuance of the Common Stock upon conversion of the Preferred Stock or upon exercise of the Warrants. The Company has not violated any applicable federal or state securities laws in connection with the offer, sale or issuance of any of its capital stock, and the offer, sale and issuance of the Preferred Stock or the Warrants hereunder, and the issuance of Common Stock upon conversion of the Series A Preferred or upon exercise of the Warrants, do not require registration under the Securities Act or any applicable state securities laws. To the best of the Company's knowledge, there are no agreements between the Company's shareholders with respect to the voting or transfer of the Company's capital stock or with respect to any other aspect of the Company's affairs.

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     5.3 Subsidiaries; Investments. The attached "Subsidiary Schedule" correctly sets forth the name of each Subsidiary, the jurisdiction of its organization and the Persons owning the capital stock of such Subsidiary. Each Subsidiary is duly organized and validly existing under the laws of the jurisdiction of its organization, possesses all requisite corporate power and authority and all material licenses, permits and authorizations necessary to own its properties and to carry on its businesses as now being conducted and is qualified to do business in every jurisdiction in which its ownership of property or the conduct of business requires it to qualify except where the failure to be so qualified would not have a material adverse effect on the Company. Except as set forth on the Subsidiary Schedule, neither the Company nor any Subsidiary owns or holds the right to acquire any shares of stock or any other security or interest in any other Person.

     5.4 Authorization; No Breach. The execution, delivery and performance of this Agreement, the Warrants, the Investor's Rights Agreement and all other agreements contemplated hereby to which the Company is a party and the filing of the Articles of Amendment have been duly authorized by the Board of Directors of the Company. This Agreement, the Warrants, the Investor's Rights Agreement, the Restated Articles of Incorporation as amended by the Articles of Amendment and each other agreement contemplated hereby to which the Company is a party each, subject to shareholder approval, constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms except as such enforceability may be limited by bankruptcy and similar laws and general principles of equity. Except as disclosed on the Capitalization Schedule and the Contracts Schedule, and except for the HSR Filing, the execution and delivery by the Company of this Agreement, the Investor's Rights Agreement and all other agreements contemplated hereby to which the Company is a party, the offering, sale and issuance of the Preferred Stock and the Warrants hereunder, the issuance of the Common Stock upon conversion of the Preferred Stock, the issuance of Warrants hereunder, the issuance of Common Stock upon exercise of Warrants, the filing of the Articles of Amendment and, subject to approval of the Company's shareholders that may be required by the Nasdaq Stock Market, the fulfillment of and compliance with the respective terms hereof and thereof by the Company, do not and shall not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or encumbrance upon the Company's or any Subsidiary's capital stock or assets pursuant to, (iv) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of, or (vi) require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, any court or administrative or governmental body or agency pursuant to, the Articles of Amendment or the charter or bylaws of the Company or any Subsidiary, or any law, statute, rule or regulation to which the Company or any Subsidiary is subject, or any material agreement, instrument, order, judgment or decree to which the Company or any Subsidiary is subject.

     5.5 Financial Statements. Attached hereto as the "Financial Statements Schedule" are the following financial statements:

          5.5.1 the audited balance sheet of the Company as of June 30, 1997 and the related statement of operations and cash flows (or the equivalent) for the twelve-month period then ended; and

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          5.5.2 the unaudited balance sheet of the Company as of December 31,
     1997 (the "Latest Balance Sheet"), and the related statement of operations and cash flows (or the equivalent) for the six-month period then ended.

Each of the foregoing financial statements (including in all cases the notes thereto, if any) is accurate and complete in all material respects, is consistent with the books and records of the Company (which, in turn, are accurate and complete in all material respects) and has been prepared in accordance with generally accepted accounting principles, consistently applied.

     5.6 Absence of Undisclosed Liabilities. Except as set forth on the attached "Liabilities Schedule," the Company and its Subsidiaries do not have any material obligation or liability (whether accrued, absolute, contingent, unliquidated or otherwise, whether due or to become due and regardless of when asserted) arising out of transactions entered into at or prior to the Closing, or any action or inaction at or prior to the Closing, or any state of facts existing at or prior to the Closing other than: (i) liabilities set forth on the Latest Balance Sheet (including any notes thereto), (ii) liabilities and obligations which have arisen after the date of the Latest Balance Sheet in the ordinary course of business (none of which is a liability resulting from breach of contract, breach of warranty, tort, infringement, claim or lawsuit) and (iii) other liabilities and obligations expressly disclosed in the other Schedules to this Agreement.

     5.7 No Material Adverse Change. Since the date of the Latest Balance Sheet, there has been no material adverse change in the financial condition, operating results, assets, operations, business prospects, employee relations or customer or supplier relations of the Company and its Subsidiaries taken as a whole.

     5.8 Assets. Except as set forth on the attached "Assets Schedule," the Company and each Subsidiary have good and marketable title to, or a valid leasehold interest in, all of the material properties and assets used by them, located on their premises or shown on the Latest Balance Sheet or acquired thereafter. Except as described on the Assets Schedule, the Company's and each Subsidiary's material equipment and other tangible assets are in good operating condition in all material respects and are fit for use in the ordinary course of business. The Company and each Subsidiary own, or have a valid leasehold interest in, all assets necessary for the conduct of their respective businesses as presently conducted.

     5.9 Tax Matters.

          5.9.1 Except as set forth on the attached "Taxes Schedule": the Company and each Subsidiary have filed all Tax Returns which they are required to file under applicable laws and regulations; all such Tax Returns are complete and correct in all material respects and have been prepared in compliance with all applicable laws and regulations in all material respects; the Company and each Subsidiary have paid in all material respects all Taxes due and owing by them (whether or not such Taxes are required to be shown on a Tax Return) and have withheld and paid over to the appropriate taxing authority all Taxes which they are required to withhold from amounts paid or owing to any employee, stockholder, creditor or

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     other third party; neither the Company nor any Subsidiary has waived any statute of limitations with respect to any Taxes or agreed to any extension of time with respect to any Tax assessment or deficiency; the accrual for Taxes on the Latest Balance Sheet would be adequate to pay all Tax liabilities of the Company and its Subsidiaries if their current tax year were treated as ending on the date of the Latest Balance Sheet (excluding any amount recorded which is attributable solely to timing differences between book and Tax income); since the date of the Latest Balance Sheet, the Company and its Subsidiaries have not incurred any liability for Taxes other than in the ordinary course of business; the assessment of any additional Taxes for periods for which Tax Returns have been filed by the Company and each Subsidiary shall not exceed the recorded liability therefor on the Latest Balance Sheet (excluding any amount recorded which is attributable solely to timing differences between book and Tax income); no foreign, federal, state or local tax audits or administrative or judicial proceedings are pending or being conducted with respect to the Company or any Subsidiary, and no written notice indicating an intent to open an audit or other review has been received by the Company from any foreign, federal, state or local taxing authority; and there are no material unresolved questions or claims raised or made by any taxing authority concerning the Company's or any Subsidiary's Tax liability.

          5.9.2 "Tax" or "Taxes" means federal, state, county, local, foreign or other income, gross receipts, ad valorem, franchise, profits, sales or use, transfer, registration, excise, utility, environmental, communications, real or personal property, capital stock, license, payroll, wage or other withholding, employment, social security, severance, stamp, occupation, alternative or add-on minimum, estimated and other taxes of any kind whatsoever (including, without limitation, deficiencies, penalties, additions to tax, and interest attributable thereto) whether disputed or not. "Tax Return" means any return, information report or filing with respect to Taxes, including any schedules attached thereto and including any amendment thereof.

     5.10 Contracts and Commitments. Except as set forth in the attached "Contracts Schedule," all material agreements, contracts and instruments of the Company (the "Contracts") have been filed with the Securities and Exchange Commission as exhibits to the annual and periodic reports referred to in Section
5.18 of this Agreement. The Contracts are valid, binding and enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy or similar laws or general principles of equity. Except as set forth in the "Contracts Schedule," the Company is not in material default under or in material breach of, nor in receipt of any claim of material default or material breach under, any of the Contracts.

     5.11 Intellectual Property Rights.

          5.11.1 Except as set forth on the attached "Intellectual Property Schedule," (a) the Company or one of its Subsidiaries owns all right, title and interest to, or has the right to use pursuant to a valid license, all Intellectual Property Rights necessary for the operation of the businesses of the Company and its Subsidiaries as presently conducted free and clear of all Liens; (b) there have been no claims made against the Company or any Subsidiary asserting

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     the invalidity, misuse or unenforceability of any of such Intellectual
     Property Rights, and, to the best of the Company's knowledge, there are no valid grounds for the same, (c) neither the Company nor any Subsidiary has received any notices of, and is not aware of any facts which indicate a likelihood of, any infringement or misappropriation by, or conflict with, any third party with respect to such Intellectual Property Rights (including, without limitation, any demand or request that the Company or any Subsidiary license any rights from a third party) and (d) to the best of the Company's knowledge, the conduct of the Company's and each Subsidiary's business has not infringed, misappropriated or conflicted with and does not infringe, misappropriate or conflict with any Intellectual Property Rights of other Persons, nor would any future conduct as presently contemplated infringe, misappropriate or conflict with any Intellectual Property Rights of other Persons.

     5.12 Litigation, etc. Except as set forth on the attached "Litigation Schedule," there are no actions, suits, proceedings, orders, investigations or claims pending or, to the best of the Company's knowledge, threatened against or affecting the Company or any Subsidiary (or to the best of the Company's knowledge, pending or threatened against or affecting any of the officers, directors or employees of the Company and its Subsidiaries with respect to their businesses or proposed business activities), at law or in equity, or before or by any governmental department, commission, board, bureau, agency or instrumentality (including, without limitation, any actions, suit, proceedings or investigations with respect to the transactions contemplated by this Agreement); neither the Company nor any Subsidiary is subject to any arbitration proceedings under collective bargaining agreements or otherwise or, to the best of the Company's knowledge, any governmental investigations or inquiries (including, without limitation, inquiries as to the qualification to hold or receive any license or permit); and, to the best of the Company's knowledge, there is no basis for any of the foregoing. Neither the Company nor any Subsidiary is subject to any judgment, order or decree of any court or other governmental agency.

     5.13 Brokerage. Except for the fees that will be payable by the Company to Pacific Crest Securities, Inc. in connection with the transactions contemplated by this Agreement, there are no claims for brokerage commissions, finders' fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement binding upon the Company or any Subsidiary.

     5.14 Governmental Consent, etc. Other than the HSR Filing, no permit, consent, approval or authorization of, or declaration to or filing with, any governmental authority is required in connection with the execution, delivery and performance by the Company of this Agreement or the other agreements contemplated hereby, or the consummation by the Company of any other transactions contemplated hereby or thereby, except as expressly contemplated herein or in the exhibits hereto.

     5.15 Employees. The Company and each Subsidiary have complied in all material respects with all laws relating to the employment of labor (including, without limitation, provisions thereof relating to wages, hours, equal opportunity, collective bargaining and the payment of social security and other taxes), and the Company is not aware that it or any Subsidiary has any material labor relations problems (including, without limitation, any union organization activities, threatened or actual strikes or work stoppages or material grievances). The Company is not a party to or otherwise subject to any collective bargaining agreements governing the wages, hours or terms of employment of its employees.

     5.16 Employee Benefit Plans. The attached "Employee Benefits Schedule" lists all pension, retirement, profit sharing, deferred compensation, bonus, commission, incentive, life insurance, health and disability insurance, hospitalization and all other employee benefit plans or arrangements (including, without limitation, any contracts or agreements with trustees, insurance companies or others relating to any such employee benefit plans or arrangements) established or maintained by the Company (the "Plans"). Except as set forth in the "Employee Benefits Schedule," none of the Plans is a defined benefit pension plan under Title IV of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

     5.17 Compliance with Laws. Neither the Company nor any Subsidiary has violated any law or any governmental regulation or requirement which violation has had or would reasonably be expected to have a material adverse effect upon the financial condition, operating results, assets, operations or business prospects of the Company and its Subsidiaries taken as a whole, and neither the Company nor any Subsidiary has received written notice of any such violation.

     5.18 Reports with the Securities and Exchange Commission. The Company has furnished the Purchasers with complete and accurate copies of its annual report on Form 10-K for its most recent fiscal year, all other reports or documents required to be filed by the Company pursuant to Section 13(a) or 15(d) of the Securities Exchange Act since the filing of the most recent annual report on Form 10-K and its most recent annual report to its shareholders. At their respective times of filing with the Securities and Exchange Commission, such reports and filings did not contain any material false statements or any misstatement of any material fact and did not omit to state any fact necessary to make the statements set forth therein not misleading. The Company has made all filings with the Securities and Exchange Commission which it is required to make, and the Company has not received any request from the Securities and Exchange Commission to file any amendment or supplement to any of the reports described in this paragraph.

     5.19 Disclosure. Neither this Agreement nor any of the exhibits, schedules, attachments, written statements, documents, certificates or other items prepared or supplied to Purchaser by or on behalf of the Company with respect to the transactions contemplated hereby (the "Disclosed Information") contain any untrue statement of a material fact or omit a material fact necessary to make each statement contained herein or therein not misleading; provided that with respect to the financial projections furnished to Purchaser by the Company, the Company represents and warrants only that such projections were based upon assumptions reasonably believed by the Company to be reasonable and fair as of the date of the projections.

     5.20 Closing Date. The representations and warranties of the Company contained in this Section 5 and elsewhere in this Agreement and all information contained in any exhibit, schedule or attachment hereto or in any certificate or other writing delivered by, or on behalf of, the Company to Purchaser shall be true and correct in all material respects on the date of the Closing as though then made, except as affected by the transactions expressly contemplated by this Agreement.

     5.21 Forward-Looking Information. The Company believes that the Disclosed Information contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended. Certain factors that could cause results to differ materially from those projected in the forward-looking statements are set forth in the reports filed by the Company pursuant to the Securities Exchange Act of 1934. Many of these factors are beyond the Company's control, and they include competitive factors, consumer demand for the Company's services, the Company's ability to execute its plans successfully, the impact of year 2000 computer issues, the risk that NextGenTM copier performance may vary significantly from expected results and from customer acceptance.

Section 6. Definitions.

     6.1 Definitions. For the purposes of this Agreement, the following terms have the meanings set forth below:

          "Authority" means any Governmental Agency, or any other agency, group, instrumentality or authority having contractual or mandatory authority in respect of the business of the Company or any Subsidiary.

          "Governmental Agency" means any federal, state, local, foreign or other governmental agency, instrumentality, commission, authority, board or body.

          "Intellectual Property Rights" means all (i) patents, patent applications, patent disclosures and inventions, (ii) trademarks, service marks, trade dress, trade names, logos and corporate names and registrations and applications for registration thereof together with all of the goodwill associated therewith, (iii) copyrights (registered or unregistered) and copyrightable works and registrations and applications for registration thereof,
(iv) computer software, data, data bases and documentation thereof, (v) trade secrets and other confidential information (including, without limitation, ideas, formulas, compositions, inventions (whether patentable or unpatentable and whether or not reduced to practice), know-how, processes and techniques, research and development information, drawings, specifications, designs, plans, proposals, technical data, copyrightable works, financial and marketing plans and customer and supplier lists and information), (vi) other intellectual property rights and (vii) copies and tangible embodiments thereof (in whatever form or medium).

          "IRC" means the Internal Revenue Code of 1986, as amended, and any reference to any particular IRC section shall be interpreted to include any revision of or successor to that section regardless of how numbered or classified.

          "IRS" means the United States Internal Revenue Service.

          "Liens" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including, without limitation, any conditional sale or other title retention agreement or lease in the nature thereof), any sale of receivables with recourse against the Company, any Subsidiary or any Affiliate, any filing or agreement to file a financing statement as debtor under the Uniform Commercial Code or any similar statute other than to reflect ownership by a third party of property leased to the Company or any Subsidiaries under a lease which is not in the nature of a conditional sale or title retention agreement, or any subordination arrangement in favor of another Person (other than any subordination arising in the ordinary course of business).

          "Officer's Certificate" means a certificate signed by the Company's president or its chief financial officer on behalf of the Company, stating that
(i) the officer signing such certificate has made or has caused to be made such investigations as are necessary in order to permit him to verify the accuracy of the information set forth in such certificate and (ii) to the best of such officer's knowledge, such certificate does not misstate any material fact and does not omit to state any fact necessary to make the certificate not misleading.

          "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

          "Restricted Securities" means (i) the Preferred Stock issued hereunder, (ii) the Warrants issued hereunder, (iii) the Common Stock issued upon conversion of Preferred Stock or upon exercise of the Warrants and (iv) any securities issued with respect to the securities referred to in clauses (i),
(ii) or (iii) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Restricted Securities, such securities shall cease to be Restricted Securities when they have (a) been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) been distributed to the public through a broker, dealer or market maker pursuant to Rule 144 (or any similar provision then in force) under the Securities Act or become eligible for sale pursuant to Rule 144(k) (or any similar provision then in force) under the Securities Act or
(c) been otherwise transferred and new certificates for them not bearing the Securities Act legend set forth in paragraph 7.1 have been delivered by the Company in accordance with paragraph 4.2. Whenever any particular securities cease to be Restricted Securities, the holder thereof shall be entitled to receive from the Company, without expense, new securities of like tenor not bearing a Securities Act legend of the character set forth in Section 7.1.8.

          "Securities Act" means the Securities Act of 1933, as amended, or any similar federal law then in force.

          "Securities and Exchange Commission" includes any governmental body or agency succeeding to the functions thereof.

          "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal law then in force.

          "Subsidiary" means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control any managing director or general partner of such limited liability company, partnership, association or other business entity.

Section 7. Covenants.

     7.1 Covenant to Seek Shareholder Approval. If the Nasdaq Stock Market requires that the Company obtain a vote of its shareholders prior to the consummation of the transactions contemplated by this Agreement, the Company shall, as promptly as possible, but in no event later than 100 days from the date of this Agreement, hold a shareholder meeting for the purpose of (1) approving the transactions contemplated by this Agreement, and (2) amending the Company's Restated Articles of Incorporation to increase the number of authorized shares of Common Stock to permit the issuance of all shares of Common Stock issuable pursuant to exercise of the Warrant and all outstanding stock options and pursuant to the conversion of the Series A Preferred (in addition to any additional number of shares the Company's Board of Directors deems advisable). The parties to this Agreement shall use their best efforts to obtain evidence of Company shareholder support for the transactions contemplated by this Agreement for the purposes of complying with Nasdaq Stock Market shareholder approval requirements in lieu of a shareholder meeting, if any.

     7.2 Agreement to Vote Shares. Within five business days following the execution of this Agreement, the Company shall obtain from each shareholder of the Company identified on Schedule 7.2 a written commitment (in a form satisfactory to Purchaser) agreeing to vote all of such shareholder's shares in favor of the transactions contemplated by this Agreement.

     7.3 Stock Option Agreement. Concurrently with the execution of this Agreement, the Company and Purchaser shall execute a Stock Option Agreement in form and substance attached hereto as Exhibit E.

     7.4 Covenant to Increase Authorized Capital Stock. If no shareholder vote is required pursuant to Section 7.1, then following the Closing Date, the Company will recommend to the Company's shareholders that the Company's Restated Articles of Incorporation be amended to increase the number of authorized shares of Common Stock to permit the issuance of all shares of Common Stock issuable pursuant to exercise of the Warrant and all outstanding stock options and pursuant to the conversion of the Series A Preferred. The Company will submit such a proposed amendment for approval at the next meeting of the Company's shareholders.

     7.5 Capitalization of Purchaser. Prior to any vote of the Company's shareholders required to approve the transactions contemplated by this Agreement, Purchaser shall be fully capitalized in an amount sufficient for Purchaser to perform its obligations under this Agreement.

     7.6 Board of Directors.

          7.6.1 Continuing Directors. Within five business days following the signing of this Agreement, the Company shall obtain written commitments from Edwin S. Chan, Donald L. Van Maren and Sherman M. Coe to resign from the Company's Board of Directors effective upon the Closing. Frederic P. Stockton, Frederick O. Paulsell and Michael D. Simon (together the "Continuing Directors") will remain on the Board of Directors following the Closing.

          7.6.2 Purchaser's Directors. Effective upon the Closing, Edward E. Cohen and Daniel G. Cohen will become directors of the Company (the "Purchaser's Directors").

          7.6.3 Additional Directors. On or before April 30, 1998, the Company will propose four additional individuals to serve as directors of the Company following the Closing (the "Additional Directors"). The Company shall also determine which class of directorship will be held by each of these individuals. Purchaser shall have the right to terminate the Agreement prior to 5 p.m. two business days following the Company's proposal of the Additional Directors if Purchaser disapproves of the Additional Directors. Effective upon the Closing, the Additional Directors will become directors of the Company.

          7.6.4 Chairman of the Board; Executive Committee. Simultaneously with the Closing, the Board of Directors shall elect Edward E. Cohen as Chairman of the Board and shall also designate an Executive Committee which shall consist of Daniel G. Cohen, chairman, Edward E. Cohen and Frederic P. Stockton.

     7.6.5 Board Membership at Closing. Effective upon the Closing, the Company's Board of Directors will consist of only the Continuing Directors, the Purchaser's Directors and the Additional Directors.

Section 8. Miscellaneous.

     8.1 Purchaser's Representations.

          8.1.1 Authorization. Purchaser has full power and authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement, and this Agreement constitutes its valid and legally binding obligation, enforceable in accordance with its terms.

          8.1.2 Purchase Entirely for Own Account. This Agreement is made with Purchaser in reliance upon its representation to the Company that the Restricted Securities to be received by Purchaser will be acquired for investment for Purchaser's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. Purchaser further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Restricted Securities.

          8.1.3 Disclosure of Information. Purchaser has completed its "due diligence" investigation of the Company and it is not a condition to Purchaser's obligations under this Agreement for Purchaser to complete any further due diligence investigations. Accordingly, Purchaser believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Restricted Securities. Purchaser further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Restricted Securities and the business, properties, prospects and financial condition of the Company. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 5 of this Agreement or the right of Purchaser to rely thereon.

          8.1.4 Investment Experience. Purchaser acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Restricted Securities.

          8.1.5 Accredited Investor. At the time of Closing, Purchaser will be an "accredited investor" within the meaning of Securities and Exchange Commission Rule 501 of Regulation D, as presently in effect.

          8.1.6 Brokerage. Assuming the Company's representations in paragraph
     5.13 are accurate, there are no claims for brokerage commissions, finders' fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement binding upon Purchaser.

          8.1.7 Restricted Securities. Purchaser understands that the Restricted Securities it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933 only in certain limited circumstances. In this connection, Purchaser represents that it is familiar with Securities and Exchange Commission Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

          8.1.8 Legend. Each certificate or instrument representing Restricted Securities shall be imprinted with a legend in substantially the following form:

     "The securities represented by this certificate were originally issued on [DATE OF CLOSING TO BE INSERTED HERE] and have not been registered under the Securities Act of 1933, as amended. The transfer of the securities represented by this certificate is subject to the conditions specified in the Preferred Stock and Warrants Purchase Agreement, dated as of [DATE OF CLOSING TO BE INSERTED HERE] and as amended and modified from time to time, between the issuer (the "Company") and ReadyCash Investment Partners, L.P. and the Company reserves the right to refuse the transfer of such securities until such conditions have been fulfilled with respect to such transfer. A copy of such conditions shall be furnished by the Company to the holder hereof upon written request and without charge."

     8.2 Survival of Representations and Warranties. All representations and warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, regardless of any investigation made by any Purchaser or on its behalf.

     8.3 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns; provided that the right to purchase the Series A Preferred and the Warrants under this Agreement shall not be assigned.

     8.4 Expenses. Other than in the event of a breach of this Agreement by the other party, each party shall be responsible for the costs and expenses incurred by it in connection with the transactions contemplated by this Agreement.

     8.5 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

     8.6 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

     8.7 Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. The use of the word "including" in this Agreement shall be by way of example rather than by limitation.

     8.8 Governing Law. The laws of the State of Oregon shall govern all issues and questions concerning this Agreement and the exhibits and schedules hereto, the relative rights and obligations of the Company and its shareholders without giving effect to any choice of law or conflict of law rules or provisions.

     8.9 Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to Purchaser and to the Company at the addresses indicated below:

          To Purchaser:

                            ReadyCash Investment Partners, L.P.
                            c/o ReadyCash GP, Inc.
                            1521 Locust Street
                            10th Floor
                            Philadelphia, PA 19102

                   With a copy to:

                            Ledgewood Law Firm, P.C.
                            Richard J. Abt
                            1521 Locust Street
                            8th Floor
                            Philadelphia, PA 19102

          To the Company:

                            Paul M. Brown, Jr.
                            Chief Financial Officer
                            TRM Copy Centers Corporation
                            5208 NE 122nd Avenue
                            Portland, OR 97230-1074

                   With a copy to:

                            Stoel Rives LLP
                            Attn:  Mr. Todd A. Bauman
                            900 S.W. Fifth Avenue, Suite 2300
                            Portland, OR 97204-1268

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

     8.10 Indemnification. In consideration of the Purchaser's execution and delivery of this Agreement and acquiring the Preferred Stock and Warrants hereunder and in addition to all of the Company's other obligations under this Agreement, the Company shall defend, protect, indemnify and hold harmless Purchaser and each other holder of Preferred Stock or Warrants and all of their partners, shareholders, officers, directors, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and reasonable expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification here under is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by the Indemnitees or any of them as a result of, or arising out of, or relating to
(a) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement, the Warrants, the Investor's Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby,
(b) any breach of any covenant, agreement or obligation of the Company contained in this Agreement, the Warrants, the Investor's Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby, or (c) any cause of action, suit or claim brought or made against such Indemnitee and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or any other instrument, document or agreement executed pursuant hereto by any of the Indemnitees, other than a cause of action, suit or claim brought or made by a Person affiliated with the Indemnitee or by or on behalf of the Company, except for any such Indemnified Liabilities arising on account of the particular Indemnitee's gross negligence or willful misconduct. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

     8.11 Termination. This Agreement may be terminated by the Company if the Closing does not occur (i) on or before May 4, 1998, if no vote of the Company's shareholders is required for the consummation of the transactions contemplated by this Agreement, except where the failure to close is due to a material breach of this Agreement by the Company or (ii) if the closing does not occur on or before July 10, 1998, and shareholders have approved the transactions contemplated by the Agreement. If the Company elects to terminate this Agreement pursuant to this Section 8.11, the Company shall promptly give written notice to Purchaser of the Company's election. In the event of the termination of this Agreement pursuant to this Section 8.11, the Letter Agreement dated February 6, 1998 to the Company shall concurrently, with no further action required by any party, be terminated and of no further force or effect.

     8.12 Termination Fees and Expenses. The Company agrees to pay Purchaser promptly by wire transfer the sum of $1 million in immediately available funds in the event that both (a) the transactions contemplated by this Agreement are not consummated (except where such failure is due to a material breach of this Agreement by Purchaser) and (b) any of the following events occur before December 31, 1998 (provided that such transactions are completed): (1) the Company becomes a party to a transaction in which an investor acquires 20% of the Company's equity securities or (2) the Company becomes a party to a merger (other than a merger with one of the

Company's subsidiaries), a transaction in which a majority of its Common Stock is transferred, or a transaction in which substantially all of its assets are sold. The right to the payment of the foregoing fee shall be the exclusive remedy at law or in equity to which Purchaser shall be entitled upon termination of this Agreement under the conditions described in this Section 8.12.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

                                     TRM COPY CENTERS CORPORATION


                                     By /s/ FREDERIC P. STOCKTON
                                        ----------------------------------------
                                     Name Frederic P. Stockton
                                          --------------------------------------
                                     Title President and Chief Executive Officer
                                           -------------------------------------


                                     READYCASH INVESTMENT PARTNERS, L.P.


                                     By /s/ DANIEL G. COHEN
                                        ----------------------------------------
                                     Name Daniel G. Cohen
                                          --------------------------------------
                                     Title
                                           -------------------------------------




PREFERRED STOCK AND WARRANTS PURCHASE AGREEMENT

                                                                       Exhibit A

                              ARTICLES OF AMENDMENT
                                       OF
                          TRM COPY CENTERS CORPORATION
                     (Establishing Series A Preferred Stock)


     1. The name of the Corporation is TRM COPY CENTERS CORPORATION.

     2. The Restated Articles of Incorporation of the Corporation are amended to amend Article III to read in its entirety as follows:

     "2. Series A Preferred Stock. This Article III.2 sets forth the designation, preferences, limitations and relative rights of a series of Preferred Stock of the Corporation as determined by the Board of Directors of the Corporation pursuant to its authority under ORS 60.134 and Article III.1 above. The shares of such series shall be designated Series A Preferred Stock ("Series A Preferred") and the number of shares constituting such series shall be 1,777,778.

          Section A. Dividends.

               (i) When and as declared by the Corporation's Board of Directors and to the extent permitted under the Oregon Business Corporation Act, the Corporation will pay preferential cumulative dividends to the holders of the Series A Preferred as provided in this Section A. Except as otherwise provided herein, dividends on each share of Series A Preferred will accrue on a daily basis at the rate of seven and one-half percent (7 1/2%) per annum of the Liquidation Value thereof, determined on a quarterly basis, from and including the date of issuance of such share of Series A Preferred to and including the earlier of (a) the date on which the Liquidation Value of such share of Series A Preferred plus any accrued and unpaid dividends thereon is paid to the holder thereof upon any liquidation, dissolution or winding up of the Corporation (b) the date on which such share of Series A Preferred is converted into Common Stock. Such dividends will accrue whether or not they have been declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends. The date on which the Corporation initially issues any share of Series A Preferred will be deemed to be its "date of issuance" regardless of the number of times transfer of such share of Series A Preferred is made on the stock records maintained by or for the Corporation and regardless of the number of certificates which may be issued to evidence such share of Series A Preferred. To the extent not paid on March 31, June 30, September 30, and December 31 of each year beginning on June 30, 1998 (the "Dividend Payment Date"), all dividends which have accrued on each share of Series A Preferred outstanding during the three-month period (or other period in the case of the initial Dividend Payment Date) shall be accumulated and shall remain accumulated dividends with respect to each such share of Series A Preferred until paid. If at any time the Corporation pays less than the total amount of dividends then accrued with respect to the

Series A Preferred, such payment will be distributed ratably among the holders of the Series A Preferred on the basis of the amount of accrued and unpaid dividends with respect to the shares of Series A Preferred owned by each such holder.

               (ii) The Corporation shall not pay dividends (other than dividends payable in shares of Common Stock) upon the Common Stock unless and until it has paid dividends upon the Series A Preferred as set forth in Section A(i). In the event that the Corporation declares or pays any dividends upon the Common Stock (whether payable in cash, securities or other property) other than dividends payable in shares of Common Stock, the Corporation shall also declare and pay to the holders of the Series A Preferred at the same time that it declares and pays such dividends to the holders of the Common Stock the dividends which would have been declared and paid with respect to the Common Stock issuable upon conversion of the Series A Preferred had all of the outstanding Series A Preferred been converted immediately prior to the record date for such dividend, or, if no record date is fixed, the date as of which the record holders of Common Stock entitled to such dividends are to be determined.

          Section B. Liquidation. Upon any liquidation, dissolution or winding up of the Corporation, each holder of Series A Preferred shall be entitled to be paid, before any distribution or payment is made upon any Junior Securities, an amount in cash equal to the aggregate Liquidation Value of all Series A Preferred held by such holder (plus all accrued or declared dividends unpaid thereon), and the holders of Series A Preferred shall not be entitled to any further payment. If, upon any such liquidation, dissolution or winding up of the Corporation, the Corporation's assets to be distributed among the holders of the Series A Preferred are insufficient to permit payment to such holders of the aggregate amount which they are entitled to be paid hereunder, then the entire assets to be distributed to the Corporation's stockholders shall be distributed pro rata among such Series A Preferred holders based upon the aggregate Liquidation Value of all Series A Preferred held by each such holder (plus all accrued or declared dividends unpaid thereon). At least 30 days prior to any liquidation, dissolution or winding up of the Corporation, the Corporation shall give written notice of such event to each record holder of Series A Preferred, specifying the amount of liquidation proceeds per share to be distributed to the holders of the Series A Preferred and to the holders of the Common Stock.

          For purposes of this Section B, a liquidation, dissolution or winding up of this Corporation shall be deemed to be occasioned by, or to include, (A) the acquisition of this Corporation by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation) that results in the transfer of fifty percent (50%) or more of the outstanding voting power of this Corporation; or (B) a sale of all or substantially all of the assets of this Corporation.

          In any of such events, if the consideration received by this corporation is other than cash, the value of such consideration will be deemed its fair market value. Any securities shall be valued as follows:

               (A) Securities not subject to investment letter or other similar restrictions on free marketability covered by (B) below:

                    (1) If traded on a securities exchange or through the Nasdaq National Market, the value shall be deemed to be the average of the closing prices of the securities on such quotation system over the thirty (30) day period ending three (3) days prior to the closing;

                    (2) If actively traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the thirty (30) day period ending three (3) days prior to the closing; and

                    (3) If there is no active public market, the value shall be the fair market value thereof, as mutually determined by this Corporation and the holders of at least a majority of the voting power of all then outstanding shares of the Series A Preferred.

               (B) The method of valuation of securities subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder's status as an affiliate or former affiliate) shall be to make an appropriate discount from the market value determined as above in (A) (1), (2) or (3) to reflect the approximate fair market value thereof, as mutually determined by this corporation and the holders of at least a majority of the voting power of all then outstanding shares of the Series A Preferred.

          This Corporation shall give each holder of record of Series A Preferred written notice of such impending transaction not later than twenty
(20) days prior to the shareholders' meeting called to approve such transaction, if any, or twenty (20) days prior to the closing of such transaction, whichever is earlier, and shall also notify such holders in writing of the final approval of such transaction. The first of such notices shall describe the material terms and conditions of the impending transaction and the provisions of this Section B, and this Corporation shall thereafter give such holders prompt notice of any material changes. The transaction shall in no event take place sooner than twenty (20) days after this Corporation has given the first notice provided for herein or sooner than ten (10) days after this Corporation has given notice of any material changes provided for herein; provided, however, that such periods may be shortened upon the written consent of the holders of Series A Preferred that are entitled to such notice rights or similar notice rights and that represent at least a majority of the voting power of all then outstanding shares of such Series A Preferred.

          Section C. Voting Rights.

               (i) The holders of Series A Preferred shall have no right to vote on matters to be voted on by the stockholders of the Corporation except as provided in this Section C and as otherwise expressly required by applicable law; provided that in any event, each holder of Series A Preferred shall be entitled to notice of all stockholder meetings at the same time and in the same manner as notice is given to the stockholders entitled to vote at any such meeting.

               (ii) The holders of Series A Preferred shall be entitled to vote, together as a single class with the holders of the Common Stock and the other classes of the Corporation's capital stock voting with the Common Stock, on all matters submitted to the stockholders for a vote with each share of Series A Preferred having one vote and shall be entitled to notice of each stockholders meeting in accordance with the Bylaws of the Corporation.

          Section D. Conversion.

          1. Right to Convert.

               (i) Subject to the terms and conditions of this Section D, each holder of Series A Preferred shall have the right, at its option, to convert each share of the Series A Preferred held by such holder at any time into
 .7499997 fully paid and nonassessable shares of Common Stock.

          2. Conversion Procedure.

               (i) Except as otherwise provided herein, each conversion of Series A Preferred shall be deemed to have been effected as of the close of business on the date on which the certificate or certificates representing the Series A Preferred to be converted have been surrendered at the principal office of the Corporation (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Series A Preferred). At such time as such conversion has been effected, the rights of the holder of such Series A Preferred as such holder shall cease and the Person or Persons in whose name or names any certificate or certificates for shares of Conversion Stock are to be issued upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

               (ii) The conversion rights of each share of Series A Preferred shall terminate on the date the Corporation has paid to the holder of such share the Liquidation Value thereof (plus all accrued or declared dividends unpaid thereon).

               (iii) As soon as possible after a conversion has been effected (but in any event within three business days in the case of subparagraph (a) below), the Corporation shall deliver to the converting holder:

                    (a) a certificate or certificates representing the number of shares of Conversion Stock issuable by reason of such conversion in such name or names and such denomination or denominations as the converting holder has specified;

                    (b) payment in an amount equal to all accrued dividends unpaid with respect to each share of Series A Preferred converted into Conversion Stock, which have not been paid prior thereto, plus the amount payable under subparagraph (vii) below with respect to such conversion; and

                    (c) a certificate representing any shares of Series A Preferred which were represented by the certificate or certificates delivered to the Corporation in connection with such conversion but which were not converted.

               (iv) If the Corporation is not permitted under applicable law to pay any portion of the accrued dividends on the shares of Series A Preferred being converted into Conversion Stock, the Corporation shall pay such dividends to the converting holder as soon thereafter as funds of the Corporation are legally available for such payment. At the request of any such converting holder, the Corporation shall provide such holder with written evidence of its obligation to such holder.

               (v) The issuance of certificates for shares of Conversion Stock upon any conversion of Series A Preferred shall be made without charge to the holders thereof for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of shares; provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the shares which are being converted.

               (vi) The Corporation shall not close its transfer books against the transfer of Conversion Stock issued or issuable upon conversion of Series A Preferred in any manner which interferes with the timely conversion of the Series A Preferred. The Corporation shall assist and cooperate with any holder of Series A Preferred required to make any governmental filings or obtain any governmental approval prior to or in connection with any conversion of Series A Preferred hereunder (including, without limitation, making any filings required to be made by the Corporation).

               (vii) If any fractional interest in a share of Conversion Stock would, except for the provisions of this subparagraph, be deliverable upon any conversion of Series A Preferred, the Corporation, in lieu of delivering the fractional share therefor, shall pay an amount to the holder thereof equal to the Market Price of such fractional interest as of the date of conversion.

               (viii) The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of issuance upon the conversion of the Series A Preferred, such number of shares of Common Stock issuable upon conversion of all outstanding Series A Preferred. All shares of stock which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Corporation shall take all such actions as may be necessary to ensure that all such shares may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of such stock may be listed (except for official notice of issuance which shall be immediately delivered by the Corporation upon each such issuance). The Corporation shall not take any action which would cause the number of authorized but unissued shares of Common Stock to be less than the required number of such shares to be reserved hereunder.

          3. Conversion Adjustments.

               (i) In order to prevent dilution of the conversion rights granted hereunder, the conversion ratio provided for in Section D.1 shall be subject to adjustment from time to time pursuant to this Section D.3.

               (ii) Subdivision or Combination of Common Stock. If the Corpora tion at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the conversion ratio provided for in Section D.1 in effect immediately prior to such subdivision shall be proportionately increased, and if the Corporation at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the conversion ratio provided for in Section D.1 in effect immediately prior to such combination shall be proportionately decreased.

          4. Notices.

               (i) Immediately upon any adjustment of the Conversion Price, the Corporation shall give written notice thereof to all holders of Series A Preferred, setting forth in reasonable detail and certifying the calculation of such adjustment.

               (ii) The Corporation shall give written notice to all holders of Series A Preferred at least 20 days prior to the date on which the Corporation closes its books or takes a record (a) with respect to any dividend or distribution upon Common Stock, (b) with respect to any pro rata subscription offer to holders of Common Stock or (c) for determining rights to vote with respect to any dissolution or liquidation.

          5. Automatic Conversion. All of the outstanding Series A Preferred shall be automatically converted into Conversion Stock upon the closing of the date as of which the Share Price of the Common Stock for a period of 90 consecutive calendar days commencing after June 30, 1999 is at least $20.00 (as appropriately adjusted for any combination or subdivision of shares, stock dividend, stock split or other recapitalization).

          Section E. Purchase Rights.

          If at any time the Corporation grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the "Purchase Rights"), then each holder of

Series A Preferred shall be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Conversion Stock acquirable upon conversion of such holder's Series A Preferred immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

          Section F. Registration of Transfer.

          The Corporation shall keep at its principal office a register for the registration of Series A Preferred. Upon the surrender of any certificate representing shares of Series A Preferred at such place, the Corporation shall, at the request of the record holder of such certificate, execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of shares of Series A Preferred represented by the surrendered certificate. Each such new certificate shall be registered in such name and shall represent such number of shares of Series A Preferred as is requested by the holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate. The issuance of new certificates shall be made without charge to the holders of the surrendered certificates for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such issuance (but not including any transfer taxes).

          Section G. Replacement.

          Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing shares of Series A Preferred, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is a financial institution or other institutional investor its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of Series A Preferred represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

          Section H. Definitions.

          "Common Stock" means the Common Stock, no par value, of the Corporation, and any capital stock of any class of the Corporation hereafter authorized which is not limited to a fixed sum or percentage of any stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Corporation.

          "Conversion Stock" means shares of Common Stock issuable upon conversion of Series A Preferred; provided that if there is a change such that the securities issuable upon conversion of Series A Preferred are issued by an entity other than the Corporation or there is a change in the class of securities so issuable, then the term "Conversion Stock" shall mean one share of the security issuable upon conversion of the Series A Preferred if such security is issuable in shares, or shall mean the smallest unit in which such security is issuable if such security is not issuable in shares.

          "Convertible Securities" means any stock or securities convertible into or exchangeable for any equity securities of the Company.

          "Junior Securities" means any of the Corporation's capital stock or other equity securities other than the Series A Preferred.

          "Liquidation Value" of any share of Series A Preferred as of any particular date shall be equal to $8.51 (as such amount is equitably adjusted for subsequent stock splits, stock combinations, stock dividends and recapitalizations affecting the Series A Preferred).

          "Market Price" of any security means the average of the closing prices of such security's sales on all securities exchanges on which such security may at the time be listed, or, if there has been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, or, if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which "Market Price" is being determined and the 20 consecutive business days prior to such day. If at any time such security is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the "Market Price" shall be the fair value thereof determined jointly by the Corporation and the holders of a majority of the Series A Preferred. If such parties are unable to reach agreement within a reasonable period of time, such fair value shall be determined by an independent appraiser experienced in valuing securities jointly selected by the Corporation and the holders of a majority of the Series A Preferred. The determination of such appraiser shall be final and binding upon the parties, and the Corporation shall pay the fees and expenses of such appraiser.

          "Options" means any rights or options to subscribe for or purchase equity securities or Convertible Securities.

          "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

          "Share Price" means the closing price on a day of sales of the Common Stock on the securities exchange on which the Common Stock may be listed, or if on any day the Common Stock is not listed on any securities exchange, the last bid price quoted in the NASDAQ System as of 4:00 P.M., New York time on such day, or if on any day the Common Stock is not quoted in the NASDAQ System, the last bid price on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization.

          Section I. Notices.

          Except as otherwise expressly provided hereunder, all notices referred to herein shall be in writing and shall be delivered by reputable overnight courier service, charges prepaid, and shall be deemed to have been given when so mailed or sent (i) to the Corporation, at its principal executive offices, attention: Paul Brown, Chief Financial Officer and (ii) to any stockholder, at such holder's address as it appears in the stock records of the Corporation (unless otherwise indicated by any such holder)."

         3. These articles of amendment were adopted on ______________, 1998.

         4. Shareholder action was not required to adopt these articles of amendment. The articles of amendment were adopted by the Corporation's Board of Directors without shareholder action.

         5. The person to contact about this filing is:

                                          Peter Bragdon
                                          (503) 294-9517

          Dated: ______________, 1998


                                       TRM COPY CENTERS CORPORATION


                                       By:
                                           -------------------------------------
                                           Frederic P. Stockton, President and
                                             Chief Executive Officer

                                                                     Exhibit B-1

THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS. THIS WARRANT IS BY ITS TERMS NONTRANSFERABLE AND THE COMMON STOCK ISSUABLE UPON EXERCISE HEREOF MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SUCH ACT OR LAWS OR AN OPINION OF COUNSEL FOR THE HOLDER SATISFACTORY TO THE ISSUER STATING THAT SUCH REGISTRATION IS NOT REQUIRED.

No. CS-1                                             WARRANT TO PURCHASE 200,000
                                                       SHARES OF COMMON STOCK


                             STOCK PURCHASE WARRANT
                       TO PURCHASE SHARES OF COMMON STOCK
                         OF TRM COPY CENTERS CORPORATION


          For value received, TRM Copy Centers Corporation, an Oregon corporation (the "Company"), grants to ReadyCash Investment Partners, L.P. (the "Holder") the right, subject to the terms of this Warrant, to purchase at any time during the period commencing on the "Initial Exercise Date" (as defined below), and ending on the "Expiration Date" (as defined below), 200,000 fully paid and nonassessable shares of Common Stock, without par value, of the Company at the "Exercise Price" (as defined below). This Warrant is nontransferable (except as provided in Section 8.1) and may be exercised for all or any part of 200,000 shares in increments of at least 75,000 shares. The number of shares that may be purchased are subject to adjustment under the terms of this Warrant.

Section 1. Definitions. As used in this Warrant, unless the context otherwise requires:

          "Exercise Minimum" means the minimum increment for which this Warrant may be exercised, which is 75,000 shares, (adjusted as necessary in accordance with Section 7).

          "Exercise Price" means the price at which the Warrant Shares may be purchased upon exercise of this Warrant, which shall be $15 per share (adjusted as necessary in accordance with Section 7).

          "Common Stock" means the Common Stock, without par value, of the Company.

          "Company" has the meaning specified in the introductory paragraph.

          "Exercise Date" means any date when this Warrant is exercised in the manner indicated in Sections 2.1 and 2.2.

          "Expiration Date" means 12:00 midnight (Portland time) on May __,
2001.

          "Holder" has the meaning specified in the introductory paragraph.

          "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

          "Person" means an individual, corporation, partnership, trust, joint venture or other form of business entity.

          "Securities Act" means the Securities Act of 1933, as amended from time to time, and all rules and regulations promulgated thereunder, or any act, rules or regulations which replace the Securities Act or any such rules and regulations.

          "Warrant Shares" means the shares of Common Stock issued or issuable upon exercise of this Warrant, adjusted as necessary in accordance with Section 7.

Section 2. Duration and Exercise of Warrant.

               2.1 Exercise Period. Subject to the provisions hereof, this Warrant may be exercised at any time and from time to time during the period ending on the Expiration Date for any amount equal to or greater than the Exercise Minimum. After the Expiration Date, this Warrant shall become void and all rights to purchase Warrant Shares hereunder shall thereupon cease.

               2.2 Methods of Exercise. This Warrant may be exercised by the Holder for any amount equal to or greater than the Exercise Minimum by (i) surrendering this Warrant to the Secretary of the Company, (ii) payment of any applicable consideration, and (iii) executing and delivering to the Secretary of the Company the attached Exercise Form, which must select one of the following exercise methods, to be at the Holder's option:

               2.2.1 Exercise for Cash. If the Holder elects to exercise the Warrant for cash, the Holder shall tender to the Company payment in full by cash, check, or wire transfer of the Exercise Price for the Warrant Shares.

               2.2.2 Exercise with Payment in Shares of Common Stock. If the Holder elects to exercise the Warrant with payment in shares of Common Stock (which may be registered or unregistered), the Holder shall deliver to the Company a certificate or certificates for shares of Common Stock (duly endorsed for transfer to the Company) with a fair market value equal to the Exercise Price. Fair market value shall be equal to the average of the closing sale prices (or, if no sales occur on a date, the average of the bid and asked prices on that date) for the Common Stock for the five trading days immediately preceding the Exercise Date.

               2.2.3 Cashless Exercise. If the Holder elects to exercise the Warrant on a cashless basis, the Holder shall not be required to pay the Exercise Price and the Company shall issue to the Holder the number of shares of Common Stock equal in value to the difference between the fair market value of the Warrant Shares and the Exercise Price.

Fair market value shall be equal to the average of the closing sale prices (or, if no sales occur on a date, the average of the bid and asked prices on that date) for the Common Stock for the five trading days immediately preceding the Exercise Date.

               2.2.4 Same Day Sale Exercise. In lieu of exercising this Warrant by payment of cash, by shares of Common Stock or by a cashless exercise, when permitted by law and applicable regulations (including Nasdaq and NASD rules), the Holder may pay the Exercise Price through a "same day sale" commitment from the Holder and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Holder irrevocably elects to exercise the Warrant and to sell a portion of the Warrant Shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Warrant Shares to forward the Exercise Price directly to the Company.

               2.3 HSR Restrictions. However, if the Holder is subject to HSR Act Restrictions (as defined in Section 2.5 below), payment of any applicable consideration as determined hereunder shall be paid to the Company within five (5) business days of termination of all HSR Act Restrictions.

               2.4 Certificates. As soon as practicable after exercise of this Warrant, certificates for Warrant Shares shall be delivered to the Holder.

               2.5 HSR Act. The Company hereby acknowledges that exercise of this Warrant by the Holder may subject the Company and/or the Holder to the filing requirements of the HSR Act and that the Holder may be prevented from exercising this Warrant until the expiration or early termination of all waiting periods imposed by the HSR Act ("HSR Act Restrictions"). If on or before the Expiration Date the Holder has sent the Notice of Exercise to the Company and the Holder has not been able to complete the exercise of this Warrant prior to the Expiration Date because of the HSR Act Restrictions, the Holder shall be entitled to complete the process of exercising this Warrant (surrender of the Warrant and payment of any applicable consideration) in accordance with the procedures contained herein notwithstanding the fact that completion of the exercise of this Warrant would take place after the Expiration Date.

               2.6 Partial Exercise: Effective Date of Exercise. In case of any partial exercise of this Warrant, the Company shall cancel this Warrant upon its surrender and shall execute and deliver a new warrant of like tenor and date for the balance of the Warrant Shares. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above. However, if the Holder is subject to HSR Act Restrictions, this Warrant shall be deemed to have been exercised on the date immediately following the date of the expiration of all HSR Act Restrictions. The person entitled to receive the Warrant Shares shall be treated for all purposes as the holder of record of such shares as of the close of business on the date the Holder is deemed to have exercised this Warrant.

               2.7 Securities Act Compliance. Unless the issuance of the Warrant Shares shall have been registered under the Securities Act, as a condition of its delivery of certificates for the Warrant Shares, the Company may require the Holder to deliver to the Company, in writing, representations regarding the Holder's sophistication, investment intent, acquisition for its own account and such other matters as are reasonable and customary for purchasers of securities in an unregistered private offering. The Company may place conspicuously upon each certificate representing the Warrant Shares a legend substantially in the following form, the terms of which are agreed to by the
                    Holder:

          THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SUCH ACT OR LAWS OR AN OPINION OF COUNSEL FOR THE HOLDER SATISFACTORY TO THE ISSUER STATING THAT SUCH REGISTRATION IS NOT REQUIRED.

               2.8 Taxes. The Company shall pay any tax and other governmental charges which may be payable in respect of the issuance of the Warrant Shares, provided, however, that in no case will the Company pay any taxes relating to income to the Holder resulting from the issuance or exercise of this Warrant.

Section 3. Warrant Shares.

               3.1 Validity and Reservation. The Company covenants that all Warrant Shares issued upon exercise of this Warrant will be validly issued, fully paid, nonassessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale (except encumbrances or restrictions arising under federal or state securities laws), and not subject to preemptive rights. The Company agrees that, as long as this Warrant may be exercised, the Company will have duly authorized and reserved for issuance upon exercise of this Warrant a sufficient number of shares of Common Stock or other shares of capital stock of the Company as are from time to time issuable upon exercise of this Warrant and from time to time will take all steps necessary to amend its Restated Articles of Incorporation to provide sufficient reserves of Common Stock issuable upon exercise of this Warrant. Issuance of this Warrant shall constitute full authority to the Company's officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for Common Stock upon the exercise of this Warrant.

               3.2 Registration Rights. The Warrant Shares shall be "Registrable Securities" under the Investor's Rights Agreement dated as of even date hereof between the Holder and the Company.

Section 4. Fractional Shares.

          No fractional Warrant Shares shall be issued upon the exercise of this Warrant, and the number of Warrant Shares to be issued shall be rounded to the nearest whole number.

Section 5. Limited Rights of Warrantholder.

          The Holder shall not, solely by virtue of being the Holder of this Warrant, have any of the rights of a stockholder of the Company, either at law or equity, until this Warrant shall have been exercised.

Section 6. Loss of Warrant.

          Upon receipt by the Company of satisfactory evidence of the loss, theft, destruction or mutilation of this Warrant and either (in the case of loss, theft or destruction) reasonable indemnification and a bond satisfactory to the Company if requested by the Company or (in the case of mutilation) the surrender of this Warrant for cancellation, the Company will execute and deliver to the Holder, without charge, a new warrant of like denomination.

Section 7. Certain Adjustments.

               7.1 Adjustment of Warrant Shares. The number, class and Exercise Price per share of securities for which this Warrant may be exercised are subject to adjustment from time to time upon the happening of certain events as hereinafter provided:

               (a) Recapitalization. If the outstanding shares of the Company's Common Stock are divided into a greater number of shares, the number of shares of Common Stock purchasable upon the exercise of this Warrant shall be proportionately increased and the Exercise Price per share shall be proportionately reduced. Conversely, if the outstanding shares of Common Stock are combined into a smaller number of shares of Common Stock, the number of shares of Common Stock purchasable upon the exercise of this Warrant shall be proportionately reduced and the Exercise Price per share shall be proportionately increased. The increases and reductions provided for in this
Section 7.1(a) shall be made with the intent and, as nearly as practicable, the effect that neither the percentage of the total equity of the Company obtainable on exercise of this Warrant nor the aggregate price payable for such percentage shall be affected by any event described in this Section 7.1(a).

               (b) Merger or Reorganization, Etc. In the event of any change in the Common Stock through merger, consolidation, reclassification, reorganization, partial or complete liquidation or other change in the capital structure of the Company (not including the issuance of additional shares of capital stock other than by stock dividend or stock split), then, as a condition of such change in the capital structure of the Company, appropriate and adequate provision shall be made so that the Holder of this Warrant will have the right thereafter to receive upon the exercise of this Warrant the kind and amount of shares of stock or other securities or property to which it would have been entitled if, immediately before the merger, consolidation, reclassification, reorganization, recapitalization or other change in the capital structure, it had held the number of shares of Common Stock obtainable upon the exercise of this Warrant. In any such case, appropriate adjustment shall be made in the applications of the provisions set forth herein with respect to the rights and interest thereafter of the Holder, to the end that the provisions set forth herein shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the exercise of this Warrant.

               (c) Adjustment for Dividends or Distributions of Stock or Other Securities or Property. In case the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive a dividend or other distribution with respect to the Warrant Shares (or any shares of stock or other securities at the time issuable upon exercise of the Warrant) payable in (i) securities of the Company of (ii) assets (excluding cash dividends paid or payable solely out of retained earnings), then, in each such case, upon exercise of this Warrant at any time after the consummation, effective date or record date of such dividend or other distribution, the Holder shall receive, in addition to the Warrant Shares (or such other stock or securities) issuable on such exercise prior to such date, and without the payment of additional consideration therefor, the securities or such other assets of the Company to which such Holder would have been entitled upon such date if such Holder had exercised this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period giving effect to all adjustments called for by this Section Section 7.

               7.2 Notice of Adjustment. Whenever an event occurs requiring any adjustment to be made pursuant to Section 7.1, the Company shall promptly file with its Secretary or an assistant secretary at its principal office and with its stock transfer agent, if any, a certificate of its President specifying such adjustment, setting forth in reasonable detail the acts requiring such adjustment, and stating such other facts as shall be necessary to show the manner and figures used to compute such adjustment. Such President's certificate shall be made available at all reasonable times for inspection by the Holder. Promptly (but in no event more than 30 days) after each such adjustment, the Company shall give a copy of such certificate by certified mail to the Holder.

Section 8. Miscellaneous.

               8.1 Assignment. This Warrant may not be transferred or assigned by the Holder, except to a single party that is an "accredited investor" within the meaning of Securities and Exchange Commission Rule 501 of Regulation D or any successor rule thereto.

               8.2 Notice. All notices required or permitted under this Warrant shall be given in writing and shall be deemed effectively given (a) upon personal delivery to the party to be notified, (b) three days after deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address for such party, (c) one day after deposit with a nationally recognized air courier service such as DHL or Federal Express, or (d) on the date of facsimile transmission, with confirmed transmission.

Addresses for notices:

                    If to the Company:

                           Paul Brown
                           Chief Financial Officer
                           TRM Copy Centers Corporation
                           5208 NE 122nd Avenue
                           Portland, OR 97230-1074

                    If to the Holder:

                           ReadyCash Investment Partners, L.P.
                           c/o ReadyCash GP, Inc.
                           1521 Locust Street
                           10th Floor
                           Philadelphia, PA 19102

or such other address as such party may designate by 10 days' advance written notice to the other party.

               8.3 Governing Law. The validity, interpretation and performance of this Warrant shall be governed by the laws of the State of Oregon, exclusive of choice of law rules.

               8.4 No Impairment. The Company will not, by amendment of its Restated Articles of Incorporation or Bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock issuable upon the exercise of this Warrant above the amount payable therefor upon such exercise and (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable Warrant Shares upon exercise of this Warrant.

               8.5 Notices of Record Date. In case:

               8.5.1 the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities or to receive any other right; or

               8.5.2 of any consolidation or merger of the Company with or into another corporation, any capital reorganization of the Company, any reclassification of the capital stock of the Company, or any conveyance of all or substantially all of the assets of the Company to another corporation in which holders of the Company's stock are to receive stock, securities or property of another corporation; or

               8.5.3 of any voluntary dissolution, liquidation or winding-up of the Company; or

               8.5.4 of any redemption or conversion of all outstanding Common Stock;

     then, and in each such case, the Company will mail or cause to be mailed to the Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation, winding-up, redemption or conversion is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities as at the time are receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be delivered at least thirty (30) days before the consummation of the applicable event.

               8.6 No Inconsistent Agreements. The Company will not on or after the date of this Warrant enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holder of this Warrant or otherwise conflicts with the provisions hereof. The rights granted to the Holder hereunder do not in any way conflict with the rights granted to holders of the Company's securities under any other agreements, except rights that have been waived.

               8.7 Headings. The headings herein are for convenience only and shall not control or affect the meaning or construction of this Warrant.

          Dated as of: May __, 1998

                                       TRM COPY CENTERS CORPORATION



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                  EXERCISE FORM


                      (To Be Executed by the Warrant Holder
                            to Exercise the Warrant)


To:  TRM COPY CENTERS CORPORATION

1. The undersigned hereby irrevocably elects to exercise the right of purchase represented by Warrant No. _________ for 200,000 shares of Common Stock, and to purchase _____ shares of Common Stock (must be at least 75,000 shares) provided for in the Warrant as follows [check one]:

     [ ] Exercise for Cash: Pursuant to Section 2.2.1 of the Warrant, the Holder hereby elects to exercise the Warrant for cash and tenders payment herewith (or has made a wire transfer) to the order of TRM Copy Centers Corporation in the amount of $-------------.

     [ ] Exercise by Payment with Common Stock: Pursuant to Section 2.2.2 of the Warrant, the Holder hereby elects to exercise the Warrant and pay the exercise price with shares of Common Stock, and hereby tenders one or more certificates representing ____ shares of Common Stock, duly endorsed for transfer to the Company.

     [ ] Cashless Exercise: Pursuant to Section 2.2.3 of the Warrant, the Holder hereby elects to exercise the Warrant on a cashless basis.

     [ ] Same Day Sale Exercise: Pursuant to Section 2.2.4 of the Warrant, the Holder hereby elects to exercise the Warrant on a cashless basis.

2. The undersigned requests that certificates for such shares of Common Stock be issued and delivered as follows:

     Name: ______________________________________

     Address: ___________________________________

     Deliver to: ________________________________

     Address: ___________________________________

3. In connection with the exercise of the Warrant, the undersigned hereby represents and warrants to you as follows:

     (a) Purchase Entirely for Own Account. The Common Stock will be acquired for investment for the undersigned's own account and not with a view to the resale or distribution of any part thereof, and the undersigned has no intention of selling, granting any participation in, or otherwise distributing the same.

     (b) Restricted Securities. The undersigned understands the Common Stock may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption therefrom and, in the absence of an effective registration statement covering the Common Stock or an available exemption from registration under the Securities Act, the Common Stock must be held indefinitely.

     (c) Investment Experience. The undersigned is experienced in evaluating and investing in companies in the development stage, can bear the economic risk of an investment in the Common Stock, and has enough knowledge and experience in financial and business matters to evaluate the merits and risks of the investment in the Common Stock.

     (d) Qualifications as an Accredited Investor. The undersigned is an "accredited investor" within the meaning of Securities and Exchange Commission Rule 501 of Regulation D.

     (e) Opportunity to Review Documents and Ask Questions. The Company has made available to the undersigned all documents and information requested by the undersigned relating to an investment in the Company. In addition, the undersigned has had adequate opportunity to ask questions and to receive answers from the management of the Company covering the terms and conditions of the offering and the Company's business, management, and financial affairs.

4.   The undersigned understands, agrees, and recognizes that:

     (a) No federal or state agency has made any finding or determination as to the fairness of the investment or any recommendation or endorsement of the Common Stock.

     (b) All certificates evidencing the Common Stock shall bear a legend substantially similar to the legend set forth in Section 2.7 of the Warrant regarding resale restrictions.

5.   The undersigned is a resident of the state of ____________________.

     Dated: ___________, 19__.

                                       READYCASH INVESTMENT PARTNERS, L.P.


                                       By: _____________________________________
                                       Name: ___________________________________
                                       Title: __________________________________

                                       Note: Signature must correspond with the name as written upon the face of the Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                                                     Exhibit B-2

THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS. THIS WARRANT IS BY ITS TERMS NONTRANSFERABLE AND THE COMMON STOCK ISSUABLE UPON EXERCISE HEREOF MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SUCH ACT OR LAWS OR AN OPINION OF COUNSEL FOR THE HOLDER SATISFACTORY TO THE ISSUER STATING THAT SUCH REGISTRATION IS NOT REQUIRED.

No. CS-2                                             WARRANT TO PURCHASE 300,000
                                                          SHARES OF COMMON STOCK


                             STOCK PURCHASE WARRANT
                       TO PURCHASE SHARES OF COMMON STOCK
                         OF TRM COPY CENTERS CORPORATION


          For value received, TRM Copy Centers Corporation, an Oregon corporation (the "Company"), grants to ReadyCash Investment Partners, L.P. (the "Holder") the right, subject to the terms of this Warrant, to purchase at any time during the period commencing on the "Initial Exercise Date" (as defined below), and ending on the "Expiration Date" (as defined below), 300,000 fully paid and nonassessable shares of Common Stock, without par value, of the Company at the "Exercise Price" (as defined below). This Warrant is nontransferable (except as provided in Section 8.1) and may be exercised for all or any part of 300,000 shares in increments of at least 75,000 shares. The number of shares that may be purchased are subject to adjustment under the terms of this Warrant.

Section 1. Definitions. As used in this Warrant, unless the context otherwise requires:

     "Exercise Minimum" means the minimum increment for which this Warrant may be exercised, which is 75,000 shares, (adjusted as necessary in accordance with Section 7).

     "Exercise Price" means the price at which the Warrant Shares may be purchased upon exercise of this Warrant, which shall be $15 per share (adjusted as necessary in accordance with Section 7).

     "Common Stock" means the Common Stock, without par value, of the Company.

     "Company" has the meaning specified in the introductory paragraph.

     "Exercise Date" means any date when this Warrant is exercised in the manner indicated in Sections 2.1 and 2.2.

     "Expiration Date" means 12:00 midnight (Portland time) on May __, 2005.

     "Holder" has the meaning specified in the introductory paragraph.

     "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

     "Person" means an individual, corporation, partnership, trust, joint venture or other form of business entity.

     "Securities Act" means the Securities Act of 1933, as amended from time to time, and all rules and regulations promulgated thereunder, or any act, rules or regulations which replace the Securities Act or any such rules and regulations.

     "Warrant Shares" means the shares of Common Stock issued or issuable upon exercise of this Warrant, adjusted as necessary in accordance with Section 7.

Section 2. Duration and Exercise of Warrant.

               2.1 Exercise Period. Subject to the provisions hereof, this Warrant may be exercised at any time and from time to time during the period ending on the Expiration Date for any amount equal to or greater than the Exercise Minimum. After the Expiration Date, this Warrant shall become void and all rights to purchase Warrant Shares hereunder shall thereupon cease.

               2.2 Methods of Exercise. This Warrant may be exercised by the Holder for any amount equal to or greater than the Exercise Minimum by (i) surrendering this Warrant to the Secretary of the Company, (ii) payment of any applicable consideration, and (iii) executing and delivering to the Secretary of the Company the attached Exercise Form, which must select one of the following exercise methods, to be at the Holder's option:

               2.2.1 Exercise for Cash. If the Holder elects to exercise the Warrant for cash, the Holder shall tender to the Company payment in full by cash, check, or wire transfer of the Exercise Price for the Warrant Shares.

               2.2.2 Exercise with Payment in Shares of Common Stock. If the Holder elects to exercise the Warrant with payment in shares of Common Stock (which may be registered or unregistered), the Holder shall deliver to the Company a certificate or certificates for shares of Common Stock (duly endorsed for transfer to the Company) with a fair market value equal to the Exercise Price. Fair market value shall be equal to the average of the closing sale prices (or, if no sales occur on a date, the average of the bid and asked prices on that date) for the Common Stock for the five trading days immediately preceding the Exercise Date.

               2.2.3 Cashless Exercise. If the holder selects to exercise the Warrant on a cashless basis, the Holder shall not be required to pay the Exercise Price and the Company shall issue to the Holder the number of shares of Common Stock equal in value to the difference between the fair market value of the Warrant Shares and the Exercise Price.

Fair market value shall be equal to the average of the closing sale prices (or, if no sales occur on a date, the average of the bid and asked prices on that date) for the Common Stock for the five trading days immediately preceding the Exercise Date.

               2.2.4 Same Day Sale Exercise. In lieu of exercising this Warrant by payment of cash, by shares of Common Stock or by a cashless exercise, when permitted by law and applicable regulations (including Nasdaq and NASD rules), the Holder may pay the Exercise Price through a "same day sale" commitment from the Holder and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Holder irrevocably elects to exercise the Warrant and to sell a portion of the Warrant Shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Warrant Shares to forward the Exercise Price directly to the Company.

               2.3 HSR Restrictions. However, if the Holder is subject to HSR Act Restrictions (as defined in Section 2.5 below), payment of any applicable consideration as determined hereunder shall be paid to the Company within five (5) business days of termination of all HSR Act Restrictions.

               2.4 Certificates. As soon as practicable after exercise of this Warrant, certificates for Warrant Shares shall be delivered to the Holder.

               2.5 HSR Act. The Company hereby acknowledges that exercise of this Warrant by the Holder may subject the Company and/or the Holder to the filing requirements of the HSR Act and that the Holder may be prevented from exercising this Warrant until the expiration or early termination of all waiting periods imposed by the HSR Act ("HSR Act Restrictions"). If on or before the Expiration Date the Holder has sent the Notice of Exercise to the Company and the Holder has not been able to complete the exercise of this Warrant prior to the Expiration Date because of the HSR Act Restrictions, the Holder shall be entitled to complete the process of exercising this Warrant (surrender of the Warrant and payment of any applicable consideration) in accordance with the procedures contained herein notwithstanding the fact that completion of the exercise of this Warrant would take place after the Expiration Date.

               2.6 Partial Exercise: Effective Date of Exercise. In case of any partial exercise of this Warrant, the Company shall cancel this Warrant upon its surrender and shall execute and deliver a new warrant of like tenor and date for the balance of the Warrant Shares. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above. However, if the Holder is subject to HSR Act Restrictions, this Warrant shall be deemed to have been exercised on the date immediately following the date of the expiration of all HSR Act Restrictions. The person entitled to receive the Warrant Shares shall be treated for all purposes as the holder of record of such shares as of the close of business on the date the Holder is deemed to have exercised this Warrant.

               2.7 Securities Act Compliance. Unless the issuance of the Warrant Shares shall have been registered under the Securities Act, as a condition of its delivery of certificates for the Warrant Shares, the Company may require the Holder to deliver to the Company, in writing, representations regarding the Holder's sophistication, investment intent, acquisition for its own account and such other matters as are reasonable and customary for purchasers of securities in an unregistered private offering. The Company may place conspicuously upon each certificate representing the Warrant Shares a legend substantially in the following form, the terms of which are agreed to by the
                    Holder:

     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SUCH ACT OR LAWS OR AN OPINION OF COUNSEL FOR THE HOLDER SATISFACTORY TO THE ISSUER STATING THAT SUCH REGISTRATION IS NOT REQUIRED.

               2.8 Taxes. The Company shall pay any tax and other governmental charges which may be payable in respect of the issuance of the Warrant Shares, provided, however, that in no case will the Company pay any taxes relating to income to the Holder resulting from the issuance or exercise of this Warrant.

Section 3. Warrant Shares.

               3.1 Validity and Reservation. The Company covenants that all Warrant Shares issued upon exercise of this Warrant will be validly issued, fully paid, nonassessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale (except encumbrances or restrictions arising under federal or state securities laws), and not subject to preemptive rights. The Company agrees that, as long as this Warrant may be exercised, the Company will have duly authorized and reserved for issuance upon exercise of this Warrant a sufficient number of shares of Common Stock or other shares of capital stock of the Company as are from time to time issuable upon exercise of this Warrant and from time to time will take all steps necessary to amend its Restated Articles of Incorporation to provide sufficient reserves of Common Stock issuable upon exercise of this Warrant. Issuance of this Warrant shall constitute full authority to the Company's officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for Common Stock upon the exercise of this Warrant.

               3.2 Registration Rights. The Warrant Shares shall be "Registrable Securities" under the Investor's Rights Agreement dated as of even date hereof between the Holder and the Company.

Section 4. Fractional Shares.

          No fractional Warrant Shares shall be issued upon the exercise of this Warrant, and the number of Warrant Shares to be issued shall be rounded to the nearest whole number.

Section 5. Limited Rights of Warrantholder.

          The Holder shall not, solely by virtue of being the Holder of this Warrant, have any of the rights of a stockholder of the Company, either at law or equity, until this Warrant shall have been exercised.

Section 6. Loss of Warrant.

          Upon receipt by the Company of satisfactory evidence of the loss, theft, destruction or mutilation of this Warrant and either (in the case of loss, theft or destruction) reasonable indemnification and a bond satisfactory to the Company if requested by the Company or (in the case of mutilation) the surrender of this Warrant for cancellation, the Company will execute and deliver to the Holder, without charge, a new warrant of like denomination.

Section 7. Certain Adjustments.

               7.1 Adjustment of Warrant Shares. The number, class and Exercise Price per share of securities for which this Warrant may be exercised are subject to adjustment from time to time upon the happening of certain events as hereinafter provided:

               (a) Recapitalization. If the outstanding shares of the Company's Common Stock are divided into a greater number of shares, the number of shares of Common Stock purchasable upon the exercise of this Warrant shall be proportionately increased and the Exercise Price per share shall be proportionately reduced. Conversely, if the outstanding shares of Common Stock are combined into a smaller number of shares of Common Stock, the number of shares of Common Stock purchasable upon the exercise of this Warrant shall be proportionately reduced and the Exercise Price per share shall be proportionately increased. The increases and reductions provided for in this
Section 7.1(a) shall be made with the intent and, as nearly as practicable, the effect that neither the percentage of the total equity of the Company obtainable on exercise of this Warrant nor the aggregate price payable for such percentage shall be affected by any event described in this Section 7.1(a).

               (b) Merger or Reorganization, Etc. In the event of any change in the Common Stock through merger, consolidation, reclassification, reorganization, partial or complete liquidation or other change in the capital structure of the Company (not including the issuance of additional shares of capital stock other than by stock dividend or stock split), then, as a condition of such change in the capital structure of the Company, appropriate and adequate provision shall be made so that the Holder of this Warrant will have the right thereafter to receive upon the exercise of this Warrant the kind and amount of shares of stock or other securities or property to which it would have been entitled if, immediately before the merger, consolidation, reclassification, reorganization, recapitalization or other change in the capital structure, it had held the number of shares of Common Stock obtainable upon the exercise of this Warrant. In any such case, appropriate adjustment shall be made in the applications of the provisions set forth herein with respect to the rights and interest thereafter of the Holder, to the end that the provisions set forth herein shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the exercise of this Warrant.

               (c) Adjustment for Dividends or Distributions of Stock or Other Securities or Property. In case the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive a dividend or other distribution with respect to the Warrant Shares (or any shares of stock or other securities at the time issuable upon exercise of the Warrant) payable in (i) securities of the Company of (ii) assets (excluding cash dividends paid or payable solely out of retained earnings), then, in each such case, upon exercise of this Warrant at any time after the consummation, effective date or record date of such dividend or other distribution, the Holder shall receive, in addition to the Warrant Shares (or such other stock or securities) issuable on such exercise prior to such date, and without the payment of additional consideration therefor, the securities or such other assets of the Company to which such Holder would have been entitled upon such date if such Holder had exercised this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period giving effect to all adjustments called for by this Section Section 7.

               7.2 Notice of Adjustment. Whenever an event occurs requiring any adjustment to be made pursuant to Section 7.1, the Company shall promptly file with its Secretary or an assistant secretary at its principal office and with its stock transfer agent, if any, a certificate of its President specifying such adjustment, setting forth in reasonable detail the acts requiring such adjustment, and stating such other facts as shall be necessary to show the manner and figures used to compute such adjustment. Such President's certificate shall be made available at all reasonable times for inspection by the Holder. Promptly (but in no event more than 30 days) after each such adjustment, the Company shall give a copy of such certificate by certified mail to the Holder.

Section 8. Miscellaneous.

               8.1 Assignment. This Warrant may not be transferred or assigned by the Holder, except to a single party that is an "accredited investor" within the meaning of Securities and Exchange Commission Rule 501 of Regulation D or any successor rule thereto.

               8.2 Notice. All notices required or permitted under this Warrant shall be given in writing and shall be deemed effectively given (a) upon personal delivery to the party to be notified, (b) three days after deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address for such party, (c) one day after deposit with a nationally recognized air courier service such as DHL or Federal Express, or (d) on the date of facsimile transmission, with confirmed transmission.

Addresses for notices:

                    If to the Company:

                           Paul Brown
                           Chief Financial Officer
                           TRM Copy Centers Corporation
                           5208 NE 122nd Avenue
                           Portland, OR 97230-1074

                    If to the Holder:

                           ReadyCash Investment Partners, L.P.
                           c/o ReadyCash GP, Inc.
                           1521 Locust Street
                           10th Floor
                           Philadelphia, PA 19102

or such other address as such party may designate by 10 days' advance written notice to the other party.

               8.3 Governing Law. The validity, interpretation and performance of this Warrant shall be governed by the laws of the State of Oregon, exclusive of choice of law rules.

               8.4 No Impairment. The Company will not, by amendment of its Restated Articles of Incorporation or Bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock issuable upon the exercise of this Warrant above the amount payable therefor upon such exercise and (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable Warrant Shares upon exercise of this Warrant.

               8.5 Notices of Record Date. In case:

               8.5.1 the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities or to receive any other right; or

               8.5.2 of any consolidation or merger of the Company with or into another corporation, any capital reorganization of the Company, any reclassification of the capital stock of the Company, or any conveyance of all or substantially all of the assets of the Company to another corporation in which holders of the Company's stock are to receive stock, securities or property of another corporation; or

               8.5.3 of any voluntary dissolution, liquidation or winding-up of the Company; or

               8.5.4 of any redemption or conversion of all outstanding Common Stock;

     then, and in each such case, the Company will mail or cause to be mailed to the Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation, winding-up, redemption or conversion is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities as at the time are receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be delivered at least thirty (30) days before the consummation of the applicable event.

               8.6 No Inconsistent Agreements. The Company will not on or after the date of this Warrant enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holder of this Warrant or otherwise conflicts with the provisions hereof. The rights granted to the Holder hereunder do not in any way conflict with the rights granted to holders of the Company's securities under any other agreements, except rights that have been waived.

               8.7 Headings. The headings herein are for convenience only and shall not control or affect the meaning or construction of this Warrant.

          Dated as of: May __, 1998

                                       TRM COPY CENTERS CORPORATION



                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------

                                  EXERCISE FORM


                      (To Be Executed by the Warrant Holder
                            to Exercise the Warrant)


To:  TRM COPY CENTERS CORPORATION

1. The undersigned hereby irrevocably elects to exercise the right of purchase represented by Warrant No. _________ for 300,000 shares of Common Stock, and to purchase _____ shares of Common Stock (must be at least 75,000 shares) provided for in the Warrant as follows [check one]:

     [ ] Exercise for Cash: Pursuant to Section 2.2.1 of the Warrant, the Holder hereby elects to exercise the Warrant for cash and tenders payment herewith (or has made a wire transfer) to the order of TRM Copy Centers Corporation in the amount of $________________.

     [ ] Exercise by Payment with Common Stock: Pursuant to Section 2.2.2 of the Warrant, the Holder hereby elects to exercise the Warrant and pay the exercise price with shares of Common Stock, and hereby tenders one or more certificates representing ____ shares of Common Stock, duly endorsed for transfer to the Company.

     [ ] Cashless Exercise: Pursuant to Section 2.2.3 of the Warrant, the Holder hereby elects to exercise the Warrant on a cashless basis.

     [ ] Same Day Sale Exercise: Pursuant to Section 2.2.4 of the Warrant, the Holder hereby elects to exercise the Warrant on a cashless basis.

2. The undersigned requests that certificates for such shares of Common Stock be issued and delivered as follows:

     Name: ______________________________________

     Address: ___________________________________

     Deliver to: ________________________________

     Address: ___________________________________

3. In connection with the exercise of the Warrant, the undersigned hereby represents and warrants to you as follows:

     (a) Purchase Entirely for Own Account. The Common Stock will be acquired for investment for the undersigned's own account and not with a view to the resale or distribution of any part thereof, and the undersigned has no intention of selling, granting any participation in, or otherwise distributing the same.

     (b) Restricted Securities. The undersigned understands the Common Stock may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption therefrom and, in the absence of an effective registration statement covering the Common Stock or an available exemption from registration under the Securities Act, the Common Stock must be held indefinitely.

     (c) Investment Experience. The undersigned is experienced in evaluating and investing in companies in the development stage, can bear the economic risk of an investment in the Common Stock, and has enough knowledge and experience in financial and business matters to evaluate the merits and risks of the investment in the Common Stock.

     (d) Qualifications as an Accredited Investor. The undersigned is an "accredited investor" within the meaning of Securities and Exchange Commission Rule 501 of Regulation D.

     (e) Opportunity to Review Documents and Ask Questions. The Company has made available to the undersigned all documents and information requested by the undersigned relating to an investment in the Company. In addition, the undersigned has had adequate opportunity to ask questions and to receive answers from the management of the Company covering the terms and conditions of the offering and the Company's business, management, and financial affairs.

4.   The undersigned understands, agrees, and recognizes that:

     (a) No federal or state agency has made any finding or determination as to the fairness of the investment or any recommendation or endorsement of the Common Stock.

     (b) All certificates evidencing the Common Stock shall bear a legend substantially similar to the legend set forth in Section 2.7 of the Warrant regarding resale restrictions.

5.   The undersigned is a resident of the state of ____________________.

     Dated:   ___________, 19__.

                                       READYCASH INVESTMENT PARTNERS, L.P.


                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------

                                       Note: Signature must correspond with the name as written upon the face of the Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                                                       Exhibit C






                          TRM COPY CENTERS CORPORATION

                           INVESTORS' RIGHTS AGREEMENT

                               ____________, 1998

                                TABLE OF CONTENTS


1.    Registration Rights......................................................1
           1.1      Definitions................................................1
           1.2      Request for Registration...................................2
           1.3      Company Registration.......................................3
           1.4      Obligations of the Company.................................4
           1.5      Furnish Information........................................5
           1.6      Expenses of Demand Registration............................5
           1.7      Expenses of Company Registration...........................5
           1.8      Underwriting Requirements..................................5
           1.9      Delay of Registration......................................6
           1.10     Indemnification............................................6
           1.11     Reports Under Securities Exchange Act of 1934..............8
           1.12     Form S-3 Registration......................................8
           1.13     Termination of Registration Rights.........................9

2.    Covenants of the Company.................................................9
           2.1      Financial Statements and Other Information.................9

3.    Miscellaneous...........................................................12
           3.1      Assignment................................................12
           3.2      Governing Law.............................................12
           3.3      Counterparts..............................................12
           3.4      Titles and Subtitles......................................12
           3.5      Notices...................................................13
           3.6      Expenses..................................................13
           3.7      Amendments and Waivers....................................13
           3.8      Severability..............................................13

                           INVESTORS' RIGHTS AGREEMENT
                           ---------------------------


     THIS INVESTORS' RIGHTS AGREEMENT is made as of ______, 1998, by and among TRM COPY CENTERS CORPORATION, an Oregon corporation (the "Company"), and the ReadyCash Investment Partners, L.P. ("Purchaser").

                                    RECITALS

     A. The Company and Purchaser are parties to the Preferred Stock and Warrant Purchase Agreement (the "Series A Agreement") of even date herewith pursuant to which Purchaser is acquiring shares of the Company's Series A Preferred Stock (the "Series A Preferred") and warrants to purchase 500,000 shares of Company Common Stock (the "Warrants");

     B. In order to induce the Company to enter into the Series A Agreement and to induce Purchaser to invest funds in the Company pursuant to the Series A Agreement, Purchaser and the Company hereby agree that this Agreement shall govern the rights of Purchaser to cause the Company to register shares of Common Stock issuable to Purchaser and certain other matters as set forth herein;

                                    AGREEMENT

     NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

     1. Registration Rights. The Company covenants and agrees as follows:

          1.1 Definitions. For purposes of this Agreement:

               (a) The term "Act" means the Securities Act of 1933, as amended.

               (b) The term "Form S-3" means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC that permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

               (c) The term "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.

               (d) The term "Holder" means any person owning or having the right to acquire Registrable Securities.

               (e) The term "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

               (f) The term "Registrable Securities" means the Common Stock issuable or issued upon conversion of the Series A Preferred Stock, any shares of Common Stock issuable upon exercise of the Warrants, and any Common Stock of the Company issued as a dividend or other distribution with respect to or in exchange for the foregoing Registrable Securities.

               (g) The term "SEC" shall mean the Securities and Exchange Commission.

          1.2 Request for Registration.

               (a) If the Company shall receive at any time a written request from Holders of 50% of the Registrable Securities outstanding that the Company file a registration statement under the Act covering the registration of at least fifty percent (50%) of the Registrable Securities, then the Company shall
(i) within ten days of the receipt thereof, give written notice of such request to all Holders; and (ii) effect, as soon as practicable, and in any event within ninety (90) days of the receipt of such request, the registration under the Act of all Registrable Securities such holders request to be registered on such registration form as is available (including form S-1, or similar long form registration), subject to the limitations of subsection 1.2(b), within twenty days of mailing of such notice by the Company.

               (b) If the Holders initiating the registration request hereunder ("Initiating Holders@) intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to subsection 1.2(a) and the Company shall include such information in the written notice referred to in subsection 1.2(a). The underwriter will be selected by the Company and shall be reasonably acceptable to a majority in interest of the Initiating Holders. In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 1.4(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this
Section 1.2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders electing to include shares in the offering, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other are first entirely excluded from the underwriting.

               (c) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting registration pursuant to this Section 1.2, a certificate signed by the Chief Executive Officer (or, if there is no Chief Executive Officer, the President) of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer taking action with respect to such filing for a period of not more than one hundred eighty (180) days after receipt of the request of Initiating Holders; provided, however, that the Company may not utilize this right more than once in any twelve (12) month period.

               (d) In addition, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 1.2:

                    (i) After the Company has effected three registrations pursuant to this Section 1.2 and such registration has been declared or ordered effective;

                    (ii) During the period starting with the date sixty (60) days prior to the Company's good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a registration subject to Section 1.3 hereof, provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to be effective; or

                    (iii) If the Holders propose to dispose of shares of Registrable Securities that may be promptly registered on Form S-3 pursuant to a request made pursuant to Section 1.12 below and the Company promptly effects such registration.

               1.3 Company Registration. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than Holders) any of its stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan or a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give Holders written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 3.5, the Company shall, subject to the provisions of
Section 1.8, include in the registration statement all of the Registrable Securities that each Holder has requested to be registered.

               1.4 Obligations of the Company. Whenever required under this
Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                    (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of Holders of a majority of Registrable Securities registered thereunder, keep such registration statement effective for a period of up to two years.

                    (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

                    (c) Furnish to Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as it may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                    (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                    (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Holders participating in the offering shall also enter into and perform their obligations under such an agreement.

                    (f) Notify each Holder of Registrable Securities participating in a public offering of the happening of any event as a result of which the prospectus included in such registration statement covering the Registrable Securities, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                    (g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange or nationally recognized quotation system on which similar securities issued by the Company are then listed.

               1.5 Furnish Information.

                    (a) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities that each Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of the Registrable Securities.

                    (b) The Company shall have no obligation with respect to any registration requested pursuant to Section 1.2 or Section 1.12 if, due to the operation of subsection 1.5(a), the number of shares of the Registrable Securities to be included in the registration does not equal or exceed the number of shares required to originally trigger the Company's obligation to initiate such registration as specified in subsection 1.2(a) or subsection 1.12(b)(2), whichever is applicable.

               1.6 Expenses of Demand Registration. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 1.2, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, and fees and disbursements of counsel for the Company and reasonable fees and expenses of counsel for Holders shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 if the registration request is subsequently withdrawn at the request of Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses); provided, however, that if at the time of such withdrawal, Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to Holders at the time of its request and Holders have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then Holders shall not be required to pay any of such expenses and shall retain their rights to demand registration pursuant to Section 1.2.

               1.7 Expenses of Company Registration. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 1.3, including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto and the fees and disbursements of counsel for the Company and reasonable fees and expenses of counsel for Holders, but excluding underwriting discounts and commissions relating to Registrable Securities.

               1.8 Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Section 1.3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as the underwriters determine in their sole discretion will not, jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by Holders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of Registrable Securities which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the Holders according to the total amount of securities entitled to be included therein owned by each Holder or in such other proportions as shall mutually be agreed to by such Holders); provided, however, that the Company shall be required to include all Registrable Securities requested by Holders to be included in the offering if any securities are to be included for the account of a security holder other than a Holder.

          1.9 Delay of Registration. Holders shall have no right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

          1.10 Indemnification.

               (a) To the extent permitted by law, the Company will indemnify and hold harmless Holders, any underwriter (as defined in the Act) and each person, if any, who controls such Holder or such underwriter within the meaning of the Act or the 1934 Act, against any losses, claims, damages, or liabilities joint or several) to which they may become subject under the Act, or the 1934 Act or other federal or state securities law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, or the 1934 Act or any state securities law; and the Company will pay to such Holder, or such underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any Holder or such underwriter or controlling person.

               (b) To the extent permitted by law, each Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other holder selling securities in such registration statement and any controlling person of any such underwriter or other holder, against any losses, claims, damages, or liabilities joint or several) to which any of the foregoing persons may become subject, under the Act, the 1934 Act or other federal or state securities law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.10(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this subsection 1.10(b) exceed the net proceeds from the offering received by such Holder.

               (c) Promptly after receipt by an indemnified party under this
Section 1.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.10.

               (d) If the indemnification provided for herein is for any reason held to be unenforceable by an indemnified party, the indemnifying party agrees to contribute to the losses, claims, damages and liabilities for which such indemnification is held unenforceable in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations.

               (e) The obligations of the Company and Holders under this Section
1.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

          1.11 Reports Under Securities Exchange Act of 1934. With a view to making available to Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

               (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144;

               (b) take such action as is necessary to enable the Company to utilize Form S-3 for the sale of Registrable Securities;

               (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

               (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the Act and the 1934 Act, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 or (ii) such other information as may be reasonably requested in availing Holders of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to such form.

          1.12 Form S-3 Registration. In case the Company shall receive from any Holder or Holders a written request that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities, the Company will:

               (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

               (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this section 1.12: (1) if Form S-3 is not available to the Company for such offering; (2) if the Holders propose to sell less than ten percent (10%) of the Registrable Securities; (3) if the Company shall furnish to the Holders requesting registration a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than one hundred eighty (180) days after receipt of the request of Holders under this Section 1.12; provided, however, that the Company shall not utilize this right more than once in any twelve (12) month period; (4) if the Company has, within the six (6) month period preceding the date of such request, already effected one registration on Form S-3 for Holders pursuant to this Section 1.12;
(5) if the Company has already effected a total of six registrations on Form S-3 for Holders pursuant to this Section 1.12; or (6) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

               (c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request from Holders. All expenses incurred in connection with a registration requested pursuant to Section 1.12, including (without limitation) all registration, filing, qualification, printer's and accounting fees and the reasonable fees and disbursements of counsel for the Company, but excluding any underwriters' discounts or commissions associated with Registrable Securities, shall be borne by the Company. Registrations effected pursuant to this Section
1.12 shall not be counted as demands for registration or registrations effected pursuant to Sections 1.2 or 1.3, respectively.

          1.13 Termination of Registration Rights. Holders shall not be entitled to exercise any right provided for in this Section 1 with respect to any Registrable Securities it wishes to sell that can otherwise be sold in any three-month period without registration in compliance with Rule 144 of the Act.

     2. Covenants of the Company.

          2.1 Financial Statements and Other Information. The Company shall deliver to Purchaser (so long as Purchaser holds any shares of the Series A Preferred issued to Purchaser pursuant to the Series A Agreement):

               2.1.1 Quarterly Statements. As soon as available and in any event within 45 days after the end of each quarterly fiscal period (except the last) of each fiscal year, if not theretofore supplied pursuant to paragraph 2.1.4 below, copies of:

                    (i) a balance sheet of the Company as of the close of such period, and

                    (ii) statements of income and retained earnings and cash flow of the Company for the portion of the fiscal year ending with such period,

in each case setting forth in comparative form the figures for the corresponding period of the preceding fiscal year and, if the Company has one or more subsidiaries, such financial statements shall be presented on a consolidated basis for the company and all such subsidiaries, all in reasonable detail and certified as complete and correct, subject to changes resulting from year-end adjustments, by an authorized financial officer of the Company;

               2.1.2 Annual Statements. As soon as available and in any event within 90 days after the close of each fiscal year of the Company, if not theretofore supplied pursuant to paragraph 2.1.4 below, copies of:

                    (i) a balance sheet of the Company as of the close of such fiscal year, and

                    (ii) statements of income and retained earnings and cash flow of the Company for such fiscal year,

in each case setting forth in comparative form the figures for the preceding fiscal year and, if the Company has one or more subsidiaries such financial statements shall be presented on a consolidated basis for the Company and all such subsidiaries, all in reasonable detail and accompanied by an opinion thereon of a firm of independent public accountants of recognized national standing selected by the Company to the effect that the consolidated statements have been prepared in accordance with generally accepted accounting principles consistently maintained (except for changes in which such accountants concur) and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards and accordingly, included such tests of the accounting records and such other auditing procedures as were considered necessary in the circumstances;

               2.1.3 Audit Reports. Promptly upon receipt thereof, one copy of each interim or special audit made by independent accountants of the books of the Company or any subsidiary; and

               2.1.4 SEC and Other Reports. Promptly upon their becoming available, one copy of each financial statement, report, notice or proxy statement sent by the Company to stockholders generally and of each regular or periodic report and any registration statement or prospectus filed by the Company or any subsidiary with any securities exchange or the Securities and Exchange Commission or any successor agency, and copies of any material orders in any proceedings to which the Company or any of its subsidiaries is a party issued by any governmental agency, federal or state, having jurisdiction over the Company or any of its subsidiaries; provided, however, that the Company shall not be required to provide copies of information filed with the Securities and Exchange Commission or any other governmental agency, Federal or state, which is treated as confidential under the Freedom of Information Act or similar law.

               2.1.5 Inspection of Property. The Company shall permit any representatives designated by Purchaser (so long as Purchaser holds fifty percent (50%) of the Preferred Stock or Common Stock issued upon conversion thereof), upon reasonable notice and during normal business hours and at such other times as any such holder may reasonably request, to (i) visit and inspect any of the properties of the Company and its subsidiaries, (ii) examine the corporate and financial records of the Company and its subsidiaries and make copies thereof or extracts therefrom and (iii) discuss the affairs, finances and accounts of any such corporations with the directors, executive officers and independent accountants of the Company and its subsidiaries.

               2.1.6 Confidentiality. Pursuant to this Section 2.1, the Company may furnish Purchaser with certain information that is non-public, confidential or proprietary in nature. As used herein, "Confidential Information" means (i) any material, nonpublic information about the Company and its Subsidiaries and
(ii) any technical, nonfinancial information, data or know-how which is identified in writing as confidential by the Company, in either case as furnished by the Company to Purchaser pursuant to this paragraph but does not include information (x) which was publicly known at the time of disclosure, (y) which subsequently becomes publicly known through no act or omission by Purchaser or (z) which otherwise becomes known to Purchaser, other than through disclosure by the Company. Purchaser shall hold in confidence and not disclose or use the Confidential Information, except (a) as may be required by law, (b) to the officers, directors, employees, agents and professional consultants of Purchaser or any subsidiary of Purchaser for the purposes of evaluating Purchaser's investment in the Company. If Purchaser ceases to hold any Preferred Stock, Purchaser will, if requested by the Company, return to the Company all documents furnished by the Company containing Confidential Information which have not theretofore been destroyed or returned to the Company.

               2.2 Right of First Offer. If the Company proposes to offer for sale additional shares of any class of stock (other than shares issued pursuant to a compensation plan for employees, directors or consultants, or in connection with the acquisition of all or a portion of another entity), the Company shall first offer such shares to Purchaser. Purchaser shall have 30 days following receipt of a notice of the offer to exercise the right to purchase all or a portion of the shares the Company proposes to offer on the same price and terms as those set forth in the notice of the offer. If Purchaser does not exercise its right to purchase any portion of such shares within that 30-day period, then the Company shall have 180 days thereafter to offer and sell the shares not acquired by Purchaser, on the terms offered to Purchaser, to third parties. If all the offered shares are not purchased by third parties within that 180-day period, those unsold shares shall again be subject to the provisions of this

Section 2.3. This right of first offer shall terminate as to Purchaser, or any assignee of Purchaser, whenever it holds less than 250,000 shares of the Series A Preferred. To the extent more than one holder of Series A Preferred has a right of first offer pursuant to this Section 2.3 and more than all of the shares to be offered are requested to be purchased by such holders, then the offered shares shall be allocated among such holders in proportion to the number of shares each holder requests to purchase.

     3. Miscellaneous.

          3.1 Assignment. The rights to cause the Company to register Registrable Securities pursuant to Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities who (i) after such assignment or transfer, holds at least 250,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations), (ii) is a partnership that is affiliated with the transferring Holder that is also a partnership or (iii) is a majority-owned subsidiary of the transferring Holder; provided (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement; and (c) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a partnership who are partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under Section 1. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities).

          3.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Oregon as applied to agreements among Oregon residents entered into and to be performed entirely within Oregon.

          3.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          3.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          3.5 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon delivery by confirmed facsimile transmission or nationally recognized overnight courier service or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

          3.6 Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

          3.7 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Purchaser.

          3.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement, and the balance of the Agreement shall be interpreted as if such provision were so excluded, and shall be enforceable in accordance with its terms.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                       THE COMPANY:

                                       TRM COPY CENTERS CORPORATION



                                       By:
                                          --------------------------------------

                                       Address:


                                       PURCHASER:

                                       READYCASH INVESTMENT PARTNERS, L.P.



                                       By:
                                          --------------------------------------

                                       Address:

                                                                       Exhibit D

                                                                     May 4, 1998





ReadyCash Investment Partners, L.P.
c/o ReadyCash, GP, Inc.
1521 Locust Street
10th Floor
Philadelphia, PA   19102

     Re:  TRM Copy Centers Corporation

Gentlemen:

     We have acted as counsel to TRM Copy Centers Corporation, an Oregon corporation (the "Company"), in connection with the sale to you by the Company of 2,350,000 shares of the Company's Series A Preferred Stock, no par value (the "Series A Preferred"), and warrants to purchase 500,000 shares of the Company's Common Stock (the "Warrants") pursuant to a Preferred Stock and Warrants Purchase Agreement between you and the Company dated as of March __, 1998 (the "Purchase Agreement"). This letter is delivered pursuant to Section 2.5 of the Purchase Agreement. Capitalized terms used in this letter that are not otherwise defined have the meaning given to them in the Purchase Agreement.

     This Opinion Letter is governed by, and shall be interpreted in accordance with, the Legal Opinion Accord (the "Accord") of the ABA Section of Business Law
(1991). As a consequence, it is subject to a number of qualifications, exceptions, definitions, limitations on coverage and other limitations, all as more particularly described in the Accord, and this Opinion Letter should be read in conjunction therewith.

     We have reviewed the corporate action of the Company in connection with this matter and have examined the corporate records, certificates, and other documents and questions of law we deemed necessary to enable us to render this opinion.

     In rendering this opinion, we have assumed the genuineness of all signatures, the authenticity of all documents provided to us as originals and the conformity to authentic original documents of all documents provided to us as certified, conformed or photostatic copies. As to questions of fact material to the following opinions, when relevant facts were not independently established, we have relied on certificates and representations of officers of the Company and certificates of public officials.

     Based on the foregoing, it is our opinion that:

Ready Cash Investment Partners, L.P.
May 4, 1998
Page 2


     1. The Company is a corporation duly organized and legally existing under the laws of the State of Oregon, has full corporate power and corporate authority to conduct the activities in which it is now engaged, as described in reports filed by the Company pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"). The Company has full corporate power and corporate authority to enter into and perform the Purchase Agreement, the Warrants and the Investor's Rights Agreement and to issue and sell the Series A Preferred pursuant to the Purchase Agreement.

     2. Each of the Purchase Agreement, the Warrants and the Investor's Rights Agreements is enforceable against the Company.

     3. The authorized capital stock of the Company consists of 10,000,000 shares of Common Stock, no par value, and 5,000,000 shares of Preferred Stock, no par value, 2,350,000 of which shares have been designated Series A Preferred Stock. After giving effect to the sale of Series A Preferred and the Warrants pursuant to the Purchase Agreement, (i) 1,333,333 shares of Common Stock are reserved for issuance upon conversion of the Series A Preferred, (ii) 500,000 shares of Common Stock are reserved for issuance upon exercise of the Warrants and (iii) 2,350,000 shares of Series A Preferred are outstanding.

     4. The execution, delivery and performance of the Purchase Agreement, the Warrants and the Investor's Rights Agreements and the issuance and sale of the Series A Preferred pursuant to the Purchase Agreement have been duly authorized by all necessary corporate action on the part of the Company, certificates for the Series A Preferred have been duly executed and delivered by duly authorized officers of the Company, and the shares evidenced by such certificates, when issued and delivered to you against payment therefor in accordance with the terms of the Purchase Agreement, will be validly issued, fully paid, and nonassessable.

     5. The issuance of Common Stock upon conversion of the Series A Preferred and the issuance of Common Stock upon the exercise of the Warrants have been duly authorized by all necessary corporate action on the part of the Company. If and when issued upon conversion of the Series A Preferred in accordance with the provisions of the Company's Restated Articles of Incorporation, as amended, or upon the exercise of the Warrants in accordance with its terms, the shares of Common Stock issued upon such conversion or exercise will be validly issued, fully paid, and nonassessable.

     6. The execution, delivery and performance by the Company of the Purchase Agreement, the Warrants and the Investor's Rights Agreement, and the issuance and sale of the Series A Preferred and the issuance of any shares of Common Stock upon the conversion of the Series A Preferred or the exercise of the Warrants will not (i) violate preemptive

Ready Cash Investment Partners, L.P.
May 4, 1998
Page 3



rights of other holders of capital stock of the Company existing under the Company's Restated Articles of Incorporation, as amended, or Bylaws or under the Oregon Business Corporation Act, (ii) violate the applicable provisions of any statutory law or regulation, (iii) violate the Restated Articles of Incorporation, as amended, or Bylaws of the Company, (iv) breach, or result in a default under, any agreement or other instrument filed as an exhibit to any report filed by the Company pursuant to the Exchange Act.

     7. The Articles of Amendment containing the terms set forth in Exhibit A to the Purchase Agreement have been duly approved by the Board of Directors of the Company at a meeting duly called and held on _______________, 1998, and the Articles of Amendment have been duly filed for record in the manner and place required by law to effect an amendment of the Company's Restated Articles of Incorporation. No other action is required for the Articles of Amendment to be duly adopted and to become effective and constitute a valid and binding obligation of the Company, enforceable in accordance with its terms.

     8. The offer and sale of the Series A Preferred and the Warrants under the circumstances contemplated by the Agreement are exempt from the registration requirements of the Securities Act of 1933, as amended, and the Oregon Securities Law.

     9. The Oregon Control Share Act does not apply to the acquisition by ReadyCash of Series A Preferred pursuant to the Purchase Agreement and shares of Common Stock of the Company upon the conversion of the Series A Preferred pursuant to the Articles of Amendment and the exercise of the Warrants.

     10. The procedure described in Section 2.2 of the Investors' Rights Agreement for increasing the size of the Company's Board of Directors and electing certain individuals to the Board of Directors does not conflict with Oregon law or the Company's Bylaws.

     The General Qualifications, which include the Bankruptcy and Insolvency Exception, the Equitable Principles Limitation and the Other Common Qualifications (all as defined in the Accord) apply to the opinions set forth above.

     The opinions in paragraphs 2, 3, 4, 5 and 6, above, are qualified by the fact that the sum of (i) the total outstanding shares of the Company's Common Stock and (ii) the shares of the Company's Common Stock issuable pursuant to previously granted options, the Series A Preferred and the Warrants, exceeds the number of shares of Common Stock that the Company is currently authorized to issue pursuant to its Restated Articles of Incorporation, as amended.

Ready Cash Investment Partners, L.P.
May 4, 1998
Page 4



     The opinions expressed herein are limited to matters governed by the laws of the United States of America and the State of Oregon, and we express no opinion as to the law of any other jurisdiction.

     This opinion is rendered solely for your information in connection with this transaction and may not be relied on by any other person for any purpose without our prior written consent.

                                       Very truly yours,



                                       STOEL RIVES LLP

                                                                       Exhibit E


                             STOCK OPTION AGREEMENT

     STOCK OPTION AGREEMENT, dated as of March 29, 1998, between ReadyCash Investment Partners, L.P. ("Grantee"), and TRM Copy Centers Corporation ("Issuer").

                                   WITNESSETH:

     WHEREAS, on the date of this Agreement, Grantee and Issuer entered into a Preferred Stock and Warrants Purchase Agreement (the "Purchase Agreement");

     WHEREAS, as a condition and inducement to Grantee's execution of the Purchase Agreement, Issuer has agreed to grant Grantee the Option (as hereinafter defined);

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein and in the Purchase Agreement, the parties hereto agree as follows:

     1. Issuer hereby grants to Grantee an unconditional, irrevocable option (the "Option") to purchase, on one occasion only and subject to the terms hereof, up to an aggregate of 698,414 fully paid and nonassessable shares of the common stock of Issuer ("Common Stock") at a price per share equal to $11.25 (the "Option Price"). The number of shares of Common Stock that may be received upon the exercise of the Option and the Option Price is subject to adjustment as herein set forth.

     2. (a) The Grantee may exercise the Option, in whole or part, upon, but only upon, the occurrence of one of the following events on or prior to the date six months after the date hereof (a "Triggering Event"): the Company becomes a party to (i) a merger in which it is not the surviving party; (ii) a transaction in which it sells substantially all of its assets; or (iii) a transaction in which a majority of its Common Stock is transferred to another party. Notwithstanding anything to the contrary contained herein, the Option may not be exercised at any time when Grantee shall be in material breach of any of its covenants or agreements contained in the Purchase Agreement. The Option shall terminate upon either (i) Closing of the sale of Series A Preferred Stock to Grantee pursuant to the Purchase Agreement, or (ii) the passage of ten days following the occurrence of a Triggering Event (an "Exercise Termination Event").

          (b) Issuer shall notify Grantee promptly in writing of the occurrence of any Triggering Event, but the giving of such notice by Issuer shall not be a condition to the right of the Grantee to exercise the Option.

          (c) In the event the Grantee is entitled to and wishes to exercise the Option (or any portion thereof), it shall send to Issuer a written notice (the date of which being herein referred to as the "Notice Date") specifying (i) the total number of shares it will purchase pursuant to such exercise and (ii) a place and date not earlier than three business days nor later than 15 business days from the Notice Date for the closing of such purchase (the "Closing Date"); provided, that if prior notification to or approval of any regulatory or antitrust agency is required in connection with such purchase, the Grantee shall promptly file the required notice or application for approval, shall promptly notify Issuer of such filing, and shall expeditiously process the same and the period of time that otherwise would run pursuant to this sentence shall run instead from the date on which any required notification periods have expired or been terminated or such approvals have been obtained and any requisite waiting period or periods shall have passed. Any exercise of the Option shall be deemed to occur on the Notice Date relating thereto.

          (d) At the closing referred to in subsection (c) of this Section 2, the Grantee shall (i) pay to Issuer the aggregate purchase price for the shares of Common Stock purchased pursuant to the exercise of the Option in immediately available funds by wire transfer to a bank account designated by Issuer, provided that failure or refusal of Issuer to designate such a bank account shall not preclude the Grantee from exercising the Option and (ii) present and surrender this Agreement to Issuer at its principal executive offices.

          (e) At such closing, simultaneously with the delivery of immediately available funds as provided in subsection (d) of this Section 2, Issuer shall deliver to the Grantee a certificate or certificates representing the number of shares of Common Stock purchased by the Grantee.

          (f) Certificates for Common Stock delivered at a closing hereunder may be endorsed with a restrictive legend that shall read substantially as follows:

          The securities represented by this certificate have been issued without registration under the Securities Act of 1933 (the "Act") or any state securities laws. They may not be sold, assigned, pledged or otherwise transferred for value unless they are registered under the Act and any applicable state securities laws or the Corporation receives an opinion of counsel satisfactory to it, or otherwise satisfies itself, that registration is not required.

          (g) Upon the giving by the Grantee to Issuer of the written notice of exercise of the Option provided for under subsection (c) of this Section 2 and the tender of the applicable purchase price in immediately available funds, the Grantee shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of Issuer shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Grantee. Issuer shall pay all expenses, and any and all United States federal, state and local taxes and other charges that may be payable in connection with the preparation, issue and delivery of stock certificates under this Section 2 in the name of the Grantee or its assignee, transferee or designee.

     3. Issuer agrees: (i) that it shall at all times maintain, free from preemptive rights, sufficient authorized but unissued or treasury shares of Common Stock so that the Option may be exercised without additional authorization of Common Stock after giving effect to all other options, warrants, convertible securities and other rights to purchase Common Stock; (ii) that it will not, by charter amendment or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act, avoid or seek to avoid the observance or performance of any of the covenants, stipulations or conditions to be observed or performed hereunder by Issuer;
(iii) promptly to take all action as may from time to time be required (including complying with all applicable premerger notification, reporting and waiting period requirements specified in 15 U.S.C. Section 18a and regulations promulgated thereunder) in order to permit the Grantee to exercise the Option and Issuer duly and effectively to issue shares of Common Stock pursuant hereto; and (iv) promptly to take all action provided herein to protect the rights of the Grantee against dilution.

     4. Upon receipt by Issuer of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Agreement, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Agreement, if mutilated, Issuer will execute and deliver a new Agreement of like tenor and date.

     5. The number of shares of Common Stock purchasable upon the exercise of the Option and the Option Price shall be subject to adjustment from time to time as provided in this Section 5.

          (a) If the outstanding Common Stock of the Issuer is hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Issuer by reason of any stock split, combination of shares or dividend payable in shares, recapitalization or reclassification, then appropriate adjustment shall be made in the number and kind of shares available pursuant to the Option such that Grantee's proportionate interest in the Issuer before and after the occurrence of the event is maintained.

          (b) Whenever the number of shares of Common Stock purchasable upon exercise hereof is adjusted as provided in this Section 5, the Option Price shall be adjusted by multiplying the Option Price by a fraction, the numerator of which shall be equal to the number of shares of Common Stock purchasable prior to the adjustment and the denominator of which shall be equal to the number of shares of Common Stock purchasable after the adjustment.

     6. Issuer hereby represents and warrants to Grantee as follows:

          (a) Issuer has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Issuer's Board of Directors and no other corporate proceedings on the part of Issuer are necessary to authorize this Agreement or to consummate the transactions so contemplated. This Agreement has been duly and validly executed and delivered by Issuer.

          (b) Issuer has taken all necessary corporate action to authorize and reserve and to permit it to issue, and at all times from the date hereof through the termination of this Agreement in accordance with its terms will have reserved for issuance upon the exercise of the Option, that number of shares of Common Stock equal to the maximum number of shares of Common Stock at any time and from time to time issuable hereunder, and all such shares, upon issuance pursuant thereto, will be duly authorized, validly issued, fully paid, nonassessable, and will be delivered free and clear of all claims, liens, encumbrances and security interests and not subject to any preemptive rights.

     7. Neither of the parties hereto may assign any of its rights or obligations under this Agreement or the Option created hereunder to any other person, without the express written consent of the other party.

     8. Each of Grantee and Issuer will use its best efforts to make all filings with, and to obtain consents of, all third parties and governmental authorities necessary to the consummation of the transactions contemplated by this Agreement.

     9. All notices, requests, claims, demands and other communications hereunder shall be deemed to have been duly given when delivered in person, by fax, telecopy, or by registered or certified mail (postage prepaid, return receipt requested) at the respective addresses of the parties set forth in the Purchase Agreement.

     10. This Agreement shall be governed by and construed in accordance with the laws of the State of Oregon, without regard to the conflict of law principles thereof.

     11. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

     12. Except as otherwise expressly provided herein, each of the parties hereto shall bear and pay all costs and expenses incurred by it or on its behalf in connection with the transactions contemplated hereunder, including fees and expenses of its own financial consultants, investment bankers, accountants and counsel.

     13. Except as otherwise expressly provided herein, and in the Purchase Agreement, this Agreement contains the entire agreement between the parties with respect to the transactions contemplated hereunder and supersedes all prior arrangements or understandings with respect thereof, written or oral. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assignees. Nothing in this Agreement, expressed or implied, is intended to confer upon any party, other than the parties hereto, and their respective successors except as assignees, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

     14. Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned thereto in the Purchase Agreement.

     IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by its officers thereunto duly authorized, all as of the date first above written.

ReadyCash Investment Partners, L.P.


By:
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Name:
     ----------------------------------
Title:
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TRM Copy Centers Corporation


By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------


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